UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: January 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds
Nuveen Equity Funds

Semi-Annual Report January 31, 2018

Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I	Class T
Nuveen Santa Barbara Dividend Growth Fund	NSBAX	NSBCX	NBDRX	NSBFX	NSBRX	NSBUX
Nuveen Santa Barbara Global Dividend Growth Fund	NUGAX	NUGCX	NUGRX	—	NUGIX	NUGTX
Nuveen Santa Barbara International Dividend Growth Fund	NUIAX	NUICX	NUIRX	—	NUIIX	NUITX

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Table
of Contents

NUVEEN      3

Chairman’s Letter
to Shareholders
Dear Shareholders,
Financial markets ended 2017 on a high note. Concurrent growth across the world’s major economies, strong corporate profits, low inflation and accommodative central banks provided an optimal environment for rising asset prices with remarkably low volatility. Political risks, which were expected to be a wildcard in 2017, did not materialize. The Trump administration achieved one of its major policy goals with the passage of the Tax Cuts and Jobs Act, the European Union (EU) member governments elected EU-friendly leadership, Brexit negotiations moved forward and China’s 19th Party Congress concluded with no major surprises in its economic policy objectives.
Conditions have turned more volatile in 2018, but the positive fundamentals underpinning the markets’ rise over the past year remain intact. In early February, fears of rising inflation, which could prompt more aggressive action by the Federal Reserve (Fed), trigged a widespread sell-off across U.S. and global equity markets. Yet, global economies are still expanding and corporate earnings look healthy, which helped markets stabilize and partially recover the losses.
We do believe volatility will continue to feature more prominently in 2018. Interest rates have been rising and inflation pressures are mounting. Jerome Powell’s first testimony as Fed Chairman increased the likelihood of four rate hikes in 2018, up from three projected at the end of 2017, while also emphasizing the gradual pace of rate hikes established by his predecessor will continue. Investors are uncertain about how markets will react amid tighter financial conditions. After the relative calm of the past few years, it’s anticipated that price fluctuations will begin trending toward a more historically normal range. But we also note that signs foreshadowing recession are lacking at this point.
Maintaining perspective can be difficult with daily headlines focused predominantly on short-term news. Nuveen believes this can be an opportune time to check in with your financial advisor. Strong market appreciation such as that in 2017 may create an imbalance in a diversified portfolio. Your advisor can help you reexamine your investment goals and risk tolerance, and realign your portfolio’s investment mix, if appropriate. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
March 22, 2018

4      NUVEEN

Portfolio Manager's
Comments
Nuveen Santa Barbara Dividend Growth Fund
Nuveen Santa Barbara Global Dividend Growth Fund
Nuveen Santa Barbara International Dividend Growth Fund
All of these Funds are managed by Santa Barbara Asset Management (SBAM), an affiliate of Nuveen, LLC. James R. Boothe, CFA, serves as portfolio manager for all three Funds and has managed the Funds since their inception.
Here he discusses key investment strategies and performance of the Funds for the six-month reporting period ended January 31, 2018.
How did the Funds perform during the six-month reporting period ended January 31, 2018?
The tables in the Fund Performance and Expense Ratios section of this report provide total return performance for the Funds for the six-month, one-year, five-year, ten-year and/or since inception periods ended January 31, 2018. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.
What strategies were used to manage the Funds during the six-month reporting period ended January 31, 2018 and how did these strategies influence performance?
Nuveen Santa Barbara Dividend Growth Fund
The Fund’s Class A Shares at NAV performed in line with the S&P 500® Index, and outperformed its Lipper classification average for the six-month reporting period ended January 31, 2018.
Santa Barbara’s investment objective for this Fund is to seek an attractive total return comprised of income from dividends and long-term capital appreciation by focusing on mid- to large-capitalization companies that have the potential for high dividend income and dividend growth. The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as the utility, financial and energy sectors. The portfolio is structured with three key elements in mind: 1) a target dividend yield higher than that of the S&P 500® Index, 2) lower volatility than the S&P 500® Index, and 3) a focus on companies with growing dividends.
Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying equity securities, which include preferred securities. The Fund may invest in small-, mid- and large-cap companies. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.
Stock selection was the key driver of this benchmark performance, while sector allocation was negative. Health care and energy holdings notably contributed to Fund performance. Selections in the consumer discretionary sector were a leading detractor of performance as well as our underweight to the information technology sector. Our cash position also detracted from performance.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
NUVEEN      5

Portfolio Manager's Comments (continued)
Several individual holdings positively contributed to the Fund’s performance, health care holding AbbVie Inc. The manufacturer of a potential Humira biosimilar announced that their petition to invalidate one of the drug’s important patents was denied by the U.S. Patent and Trademark Office. This news reinforced investors’ hopes that Humira’s patents would protect it from generic competition for another several years. This gives management additional time to continue developing their pipeline and leverage sales from other drugs. Also contributing to performance was consumer discretionary holding Lowe’s Companies, Inc. The stock benefited from strong fundamental performance and a positive bump in sales during the second half of 2017, driven by hurricane recovery efforts. Lastly, information technology sector holding, Microsoft Corporation contributed to performance. The company announced better than expected sales and earnings related to improving margins. Margins continue to benefit from the change in product mix and also the fast growing and improving cloud businesses. Management also indicated an increasing share of enterprise IT spending budgets. We believe the company’s unique suite of products and enterprise relationships will continue to support a strong operating model and dividend growth.
Several holdings detracted from the Fund’s performance, including consumer discretionary holding Nielsen Holdings PLC. The company missed expectations for revenue and earnings in the reporting period. The consumer purchasing segment of the business remains challenged as clients cut costs in a slow growth environment. The audience measurement segment of the business, however, continues to grow with strength in digital initiatives. We believe the company has a competitive advantage in both areas and will drive earnings in an improving market. Also detracting from performance was telecommunication sector holding AT&T Inc. The company announced that the hurricanes would have a materially negative impact on subscriber numbers and earnings. They further revised video subscriber estimates based on increased competition. Management did however maintain their guidance for earnings growth and free cash flow, both of which were reassuring. However, news broke that the Department of Justice was building an antitrust case against AT&T Inc. regarding their planned merger with Time Warner Inc. We believe that the company will continue to execute in a disciplined manner while navigating the changing dynamics of the sector and we will monitor the developments around a governmental law suit. Lastly, consumer discretionary sector holding Walt Disney Company detracted from performance. During the reporting period, management reported disappointing sales, but earnings were strong. Management announced plans for proprietary streaming services for their Disney branded content and for ESPN to address the declining Pay TV video market. The announced termination of their relationship with Netflix at the end of 2018 worried investors. Based on the strong performance of studios and parks driven by enduring brands and content portfolio, we believe that management has a strong long-term strategy to steer the various aspects of the business.
Nuveen Santa Barbara Global Dividend Growth Fund
The Fund’s Class A Shares at NAV underperformed the MSCI World Index, but outperformed its Lipper classification average for the six-month reporting period ended January 31, 2018.
Santa Barbara’s investment objective for this Fund is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as the utility, financial and energy sectors.
The Fund seeks capital appreciation by investing in companies with the potential for earnings growth. Secondarily, the strategy has an income component by limiting investments to companies that not only pay dividends, but are committed to growing them. This two-part philosophy of earnings growth combined with dividend growth is based on the belief that even growth companies should return capital in the form of dividends. Dividends may be a sign of capital discipline, financial well-being and business sustainability, three hallmarks of a high quality company. The income produced by dividends is a necessary adjunct to a sound capital appreciation strategy because it may limit volatility and potentially become a meaningful contributor to total return over time.
Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying equity securities, which include preferred securities. Under normal market conditions, the Fund invests between 40% and 75% of its net assets in non-U.S. securities. The Fund may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid and large-cap companies.
6      NUVEEN

Sector allocation was the key driver of this benchmark underperformance. Stock selections and an unfavorable overweight position in the information technology and telecommunications services sector were the leading sources of negative relative performance. Health care and financial sector holdings notably contributed to performance.
Several individual holdings positively contributed to the Fund’s performance, health care holding AbbVie Inc. The manufacturer of a potential Humira biosimilar announced that their petition to invalidate one of the drug’s important patents was denied by the U.S. Patent and Trademark Office. This news reinforced investors’ hopes that Humira’s patents would protect it from generic competition for another several years. This gives management additional time to continue developing their pipeline and leverage sales from other drugs. Also contributing to performance was consumer discretionary holding Lowe’s Companies, Inc. The stock benefited from strong fundamental performance and a positive bump in sales during the second half of 2017, driven by hurricane recovery efforts. Lastly, information technology sector holding, Microsoft Corporation contributed to performance. The company announced better than expected sales and earnings related to improving margins. Margins continue to benefit from the change in product mix and also the fast growing and improving cloud businesses. Management also indicated an increasing share of enterprise IT spending budgets. We believe the company’s unique suite of products and enterprise relationships will continue to support a strong operating model and dividend growth.
Several holdings detracted from the Fund’s performance, including energy holding Enbridge Inc. Enbridge reduced its distribution and as a result was among the largest detractors from performance during the reporting period. Also detracting from performance was WPP PLC, the U.K. media and advertising agency. While results for the third quarter were in line with expectations, management revised topline growth down in the face of a spending pause from U.S. clients who are digesting legislative and monetary policy risks. In particular, consumer product management teams are re-examining all line items, especially marketing budgets, after increased investor scrutiny. We continue to monitor the entire industry for any fundamental changes to business dynamics, but we are confident that management’s long-term strategy and execution track record will drive long-term performance. Lastly, consumer discretionary holding Nielsen Holdings PLC. detracted from performance. The company missed expectations for revenue and earnings in the reporting period. The consumer purchasing segment of the business remains challenged as clients cut costs in a slow growth environment. The audience measurement segment of the business, however, continues to grow with strength in digital initiatives. We believe the company has a competitive advantage in both areas and will drive earnings in an improving market.
Nuveen Santa Barbara International Dividend Growth Fund
The Fund’s Class A Shares at NAV underperformed both the MSCI EAFE Index and its Lipper classification average during the six-month reporting period ended January 31, 2018.
Santa Barbara’s investment objective for this Fund is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as the utility, financial and energy sectors. The Fund’s portfolio focuses on global equity securities of companies that have potential for dividend income and dividend growth in an effort to provide an attractive total return comprised of dividends and long-term capital appreciation.
Under normal market conditions, the Fund invests at least 80% of its net assets in dividend paying equity securities, which include preferred securities. Also, under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. securities. Although the Fund will concentrate its investments in developed markets, it may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies. The Fund’s portfolio is structured with three key elements in mind: maintaining an aggregate dividend yield higher than that of the MSCI EAFE Index; seeking lower volatility than the MSCI EAFE Index; and investing in companies with a track record of increasing their dividends.
Stock selection was the key driver of this underperformance. Allocation effects were negative as well. Selections in the consumer discretionary and energy sectors were a leading source of negative relative performance, driven by a lack of exposure to some of the companies benefiting most from expectations for improved global growth. Holdings in the financial sector helped to limit relative underperformance.
NUVEEN      7

Portfolio Manager's Comments (continued)
Several individual holdings positively contributed to the Fund’s performance, including consumer discretionary sector holding Daimler AG. The company announced record sales in all three of its units. Further, their Mercedes-Benz U.S. division announced strong sales in the last month of the 2017. In addition, material sector holding Koninklijke DSM NV contributed to performance. Koninklijke DSM is a leading player in highly attractive segments such as eubiotics and enzymes. Its pipeline of larger-scale innovations supports the view that it can grow its nutrition business by over 5% organically. The stock did well due to better than expected results in third quarter 2017, and higher prices for vitamin A and E. Moreover, with its underlevered balance sheet following the sale of Patheon to Thermo Fisher, the company is now well positioned for deploying its cash into higher growth opportunities. Lastly, industrials sector holding, Itochu Corporation contributed to performance. Management has performed well despite low guidance, analyst expectations and continued slow global economic growth. Weakness in the Yen has also contributed to the bottom line. Additionally, management has worked toward achieving strong dividend growth over the next year.
Several holdings detracted from the Fund’s performance, including energy holding Enbridge Inc. They reduced their distribution and as a result were among the largest detractors from performance during the reporting period. Also detracting from performance was WPP PLC, the U.K. media and advertising agency. While results for the third quarter were in line with expectations, management revised topline growth down in the face of a spending pause from U.S. clients who are digesting legislative and monetary policy risks. In particular, consumer product management teams are re-examining all line items, especially marketing budgets, after increased investor scrutiny. We continue to monitor the entire industry for any fundamental changes to business dynamics, but we are confident that management’s long-term strategy and execution track record will drive long-term performance. Lastly, consumer discretionary holding Nielsen Holdings PLC. detracted from performance. The company missed expectations for revenue and earnings in the reporting period. The Buy business remains challenged as clients cut costs in a slow growth environment. The Watch business, however, continues to grow with strength in digital initiatives. We believe the company has a competitive advantage in both areas and will drive earnings in an improving market.
8      NUVEEN

Risk
Considerations
Nuveen Santa Barbara Dividend Growth Fund
Mutual fund investing involves risk; principal loss is possible. Dividend-paying stocks, such as those held by the fund, are subject to market risk, concentration or sector risk, preferred security risk, and common stock risk. Smaller company stocks are subject to greater volatility. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity.
Nuveen Santa Barbara Global Dividend Growth Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, preferred security, and smaller company risks, are described in detail in the Fund’s prospectus.
Nuveen Santa Barbara International Dividend Growth Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, preferred security, and smaller company risks, are described in detail in the Fund’s prospectus.
NUVEEN      9

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10      NUVEEN

Fund Performance
and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
Effective July 2018, subsequent to the close of the reporting period, Class C Shares will automatically convert to Class A Shares after 10 years. Conversions will occur during the month in which the 10-year anniversary of the purchase occurs. Class C Shares that have been held for longer than 10 years as of July 1, 2018 will also convert to Class A Shares in July 2018. The automatic conversion will be based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.
NUVEEN      11

Fund Performance and Expense Ratios (continued)
Nuveen Santa Barbara Dividend Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of January 31, 2018
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	15.37%	25.15%	13.07%	8.94%
Class A Shares at maximum Offering Price	8.74%	17.95%	11.75%	8.30%
S&P 500® Index	15.43%	26.41%	15.91%	9.78%
Lipper Equity Income Funds Classification Average	11.97%	18.80%	12.00%	7.95%
Class C Shares	14.95%	24.25%	12.23%	8.12%
Class I Shares	15.50%	25.47%	13.35%	9.21%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	15.22%	24.86%	12.79%	16.22%
Class R6 Shares	15.56%	25.56%	N/A	13.07%
Class T Shares at NAV*	15.39%	N/A	N/A	18.16%
Class T Shares at maximum Offering Price*	12.49%	N/A	N/A	15.20%
Average Annual Total Returns as of December 31, 2017 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	10.54%	19.71%	12.86%	8.28%
Class A Shares at maximum Offering Price	4.19%	12.82%	11.53%	7.64%
Class C Shares	10.13%	18.83%	12.02%	7.47%
Class I Shares	10.67%	20.03%	13.14%	8.55%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	10.40%	19.41%	12.57%	15.73%
Class R6 Shares	10.72%	20.08%	N/A	12.11%
Class T Shares at NAV*	10.54%	N/A	N/A	12.29%
Class T Shares at maximum Offering Price*	7.77%	N/A	N/A	9.47%
Since inception returns for Class R3 Shares, Class R6 Shares and Class T Shares are from 3/3/09, 3/25/13 and 5/31/17, respectively. Since inception returns for Class T Shares are cumulative. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans.
12      NUVEEN

Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge (Offering Price).
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T*
Expense Ratios	0.97%	1.72%	1.22%	0.65%	0.72%	0.97%
*	Class T Shares are not available for public offering.
NUVEEN      13

Fund Performance and Expense Ratios (continued)
Nuveen Santa Barbara Global Dividend Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of January 31, 2018
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	11.74%	23.09%	9.82%	11.62%
Class A Shares at maximum Offering Price	5.32%	16.01%	8.53%	10.45%
MSCI World Index	13.73%	25.83%	11.68%	13.92%
Lipper Global Equity Income Funds Classification Average	9.51%	19.51%	8.50%	10.58%
Class C Shares	11.32%	22.16%	9.01%	10.79%
Class R3 Shares	11.59%	22.80%	9.55%	11.34%
Class I Shares	11.84%	23.31%	10.09%	11.89%
Average Annual Total Returns as of December 31, 2017 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	8.28%	19.50%	9.72%	10.96%
Class A Shares at maximum Offering Price	2.05%	12.63%	8.43%	9.78%
Class C Shares	7.90%	18.67%	8.91%	10.14%
Class R3 Shares	8.16%	19.25%	9.45%	10.68%
Class I Shares	8.45%	19.85%	9.99%	11.23%
Since inception returns are from 6/11/12. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.25%	2.00%	1.50%	1.01%
Net Expense Ratios	1.15%	1.90%	1.40%	0.90%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
14      NUVEEN

Nuveen Santa Barbara International Dividend Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of January 31, 2018
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	7.88%	21.37%	6.22%	9.40%
Class A Shares at maximum Offering Price	1.68%	14.40%	4.97%	8.26%
MSCI EAFE Index	12.14%	27.60%	7.85%	11.41%
Lipper International Equity Income Funds Classification Average	10.26%	24.73%	5.23%	8.45%
Class C Shares	7.45%	20.46%	5.42%	8.58%
Class R3 Shares	7.74%	21.05%	5.95%	9.13%
Class I Shares	8.00%	21.65%	6.47%	9.67%
Average Annual Total Returns as of December 31, 2017 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	5.56%	19.96%	6.46%	8.88%
Class A Shares at maximum Offering Price	(0.51)%	13.06%	5.20%	7.72%
Class C Shares	5.18%	19.11%	5.66%	8.07%
Class R3 Shares	5.40%	19.63%	6.18%	8.60%
Class I Shares	5.68%	20.23%	6.71%	9.14%
Since inception returns are from 6/11/12. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	4.53%	5.19%	4.76%	4.14%
Net Expense Ratios	1.15%	1.90%	1.40%	0.90%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
NUVEEN      15

Holding
Summaries as of January 31, 2018
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Santa Barbara Dividend Growth Fund
Fund Allocation (% of net assets)
Common Stocks	97.6%
Repurchase Agreements	2.2%
Other Assets Less Liabilities	0.2%
Net Assets	100%
Portfolio Composition (% of net assets)
Pharmaceuticals	6.4%
Banks	6.1%
Media	5.7%
IT Services	5.6%
Oil, Gas & Consumable Fuels	5.3%
Health Care Equipment & Supplies	5.0%
Software	4.2%
Insurance	4.2%
Technology Hardware, Storage & Peripherals	4.0%
Chemicals	3.8%
Specialty Retail	3.2%
Health Care Providers & Services	3.2%
Communications Equipment	2.8%
Electric Utilities	2.8%
Industrial Conglomerates	2.6%
Containers & Packaging	2.6%
Beverages	2.5%
Capital Markets	2.5%
Road & Rail	2.5%
Food & Staples Retailing	2.4%
Aerospace & Defense	2.2%
Other	18.0%
Repurchase Agreements	2.2%
Other Assets Less Liabilities	0.2%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Microsoft Corporation	4.2%
Apple, Inc.	4.0%
Lowe's Companies, Inc.	3.2%
UnitedHealth Group Incorporated	3.2%
Phillips 66	3.2%
16       NUVEEN

Nuveen Santa Barbara Global Dividend Growth Fund
Fund Allocation (% of net assets)
Common Stocks	97.3%
Repurchase Agreements	2.4%
Other Assets Less Liabilities	0.3%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Microsoft Corporation	3.4%
Macquarie Group Limited	3.1%
Apple, Inc.	2.9%
BOC Hong Kong Holdings Limited	2.8%
UnitedHealth Group Incorporated	2.8%
Portfolio Composition (% of net assets)
Banks	11.2%
Oil, Gas & Consumable Fuels	6.5%
Software	5.9%
Electric Utilities	4.5%
Containers & Packaging	4.5%
Pharmaceuticals	4.4%
Aerospace & Defense	4.4%
Health Care Equipment & Supplies	3.9%
Personal Products	3.6%
Wireless Telecommunication Services	3.4%
Beverages	3.4%
Capital Markets	3.1%
Technology Hardware, Storage & Peripherals	2.9%
Professional Services	2.9%
Health Care Providers & Services	2.8%
Media	2.8%
Diversified Telecommunication Services	2.8%
Industrial Conglomerates	2.4%
Biotechnology	2.1%
Other	19.8%
Repurchase Agreements	2.4%
Other Assets Less Liabilities	0.3%
Net Assets	100%
Country Allocation[1] (% of net assets)
United States	53.0%
United Kingdom	13.5%
France	9.6%
Australia	5.3%
Japan	5.3%
Germany	4.4%
Canada	3.0%
China	2.8%
Netherlands	1.4%
Hong Kong	1.4%
Other Assets Less Liabilities	0.3%
Net Assets	100%
1	Includes 2.8% (as a percentage of net assets) in emerging market countries.
NUVEEN      17

Holding Summaries as of January 31, 2018 (continued)
Nuveen Santa Barbara International Dividend Growth Fund
Fund Allocation (% of net assets)
Common Stocks	99.3%
Other Assets Less Liabilities	0.7%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Itochu Corporation	4.1%
Danske Bank A/S	4.0%
Macquarie Group Limited	3.8%
BOC Hong Kong Holdings Limited	3.8%
Safran SA	3.7%
Portfolio Composition (% of net assets)
Banks	17.8%
Chemicals	6.7%
Electric Utilities	5.9%
Oil, Gas & Consumable Fuels	5.9%
Wireless Telecommunication Services	5.7%
Personal Products	4.3%
Trading Companies & Distributors	4.1%
Professional Services	3.9%
Capital Markets	3.8%
Aerospace & Defense	3.7%
Automobiles	3.6%
Software	3.1%
Diversified Financial Services	3.1%
Containers & Packaging	3.0%
Hotels, Restaurants & Leisure	3.0%
Diversified Telecommunication Services	2.9%
Other	18.8%
Other Assets Less Liabilities	0.7%
Net Assets	100%
Country Allocation[1] (% of net assets)
United Kingdom	21.6%
France	14.5%
Japan	11.2%
Germany	10.3%
Australia	6.8%
Canada	6.3%
Spain	5.6%
Netherlands	5.6%
Denmark	4.0%
China	3.8%
Other	9.6%
Other Assets Less Liabilities	0.7%
Net Assets	100%
1	Includes 3.8% (as a percentage of net assets) in emerging market countries.
18      NUVEEN

Expense
Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended January 31, 2018.
The beginning of the period is August 1, 2017.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Santa Barbara Dividend Growth Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,153.70	$1,149.50	$1,152.20	$1,155.60	$1,155.00	$1,153.90
Expenses Incurred During the Period	$ 5.21	$ 9.26	$ 6.56	$ 3.48	$ 3.86	$ 5.21
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.37	$1,016.59	$1,019.11	$1,021.98	$1,021.63	$1,020.37
Expenses Incurred During the Period	$ 4.89	$ 8.69	$ 6.16	$ 3.26	$ 3.62	$ 4.89
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.96%, 1.71%, 1.21%, 0.64%, 0.71% and 0.96% for Classes A, C, R3, R6, I and T, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
*	Class T Shares are not available for public offering.
NUVEEN      19

Expense Examples (continued)
Nuveen Santa Barbara Global Dividend Growth Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,117.40	$1,113.20	$1,115.90	$1,118.40
Expenses Incurred During the Period	$ 6.14	$ 10.12	$ 7.47	$ 4.81
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.41	$1,015.63	$1,018.15	$1,020.67
Expenses Incurred During the Period	$ 5.85	$ 9.65	$ 7.12	$ 4.58
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.90%, 1.40% and 0.90% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Nuveen Santa Barbara International Dividend Growth Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,078.80	$1,074.50	$1,077.40	$1,080.00
Expenses Incurred During the Period	$ 6.03	$ 9.93	$ 7.33	$ 4.72
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.41	$1,015.63	$1,018.15	$1,020.67
Expenses Incurred During the Period	$ 5.85	$ 9.65	$ 7.12	$ 4.58
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.90%, 1.40% and 0.90% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
20      NUVEEN

Nuveen Santa Barbara Dividend Growth Fund
Portfolio of Investments	January 31, 2018 (Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 97.6%
	COMMON STOCKS – 97.6%
	Aerospace & Defense – 2.2%
208,367	Lockheed Martin Corporation	$ 73,939,030
	Banks – 6.1%
876,838	JPMorgan Chase & Co.	101,423,852
1,551,401	Wells Fargo & Company	102,051,158
	Total Banks	203,475,010
	Beverages – 2.5%
694,886	PepsiCo, Inc.	83,594,786
	Biotechnology – 2.2%
646,192	AbbVie Inc.	72,515,666
	Capital Markets – 2.5%
147,057	BlackRock Inc	82,616,623
	Chemicals – 3.8%
497,712	Monsanto Company	60,621,322
402,963	Praxair, Inc.	65,074,495
	Total Chemicals	125,695,817
	Communications Equipment – 2.8%
2,265,382	Cisco Systems, Inc.	94,103,968
	Containers & Packaging – 2.6%
683,873	Packaging Corp. of America	85,914,965
	Diversified Telecommunication Services – 2.0%
1,830,871	AT&T Inc.	68,566,119
	Electric Utilities – 2.8%
580,664	NextEra Energy Inc.	91,988,791
	Energy Equipment & Services – 1.5%
685,342	Schlumberger Limited	50,427,464
	Equity Real Estate Investment Trust – 1.3%
771,257	CyrusOne Inc.	44,493,816
	Food & Staples Retailing – 2.4%
1,007,275	CVS Health Corporation	79,262,470
NUVEEN      21

Nuveen Santa Barbara Dividend Growth Fund (continued)
Portfolio of Investments	January 31, 2018 (Unaudited)
Shares	Description (1)	Value
	Food Products – 2.0%
1,501,037	Mondelez International Inc.	$ 66,646,043
	Health Care Equipment & Supplies – 5.0%
367,359	Becton, Dickinson and Company	89,246,195
890,747	Medtronic, PLC	76,506,260
	Total Health Care Equipment & Supplies	165,752,455
	Health Care Providers & Services – 3.2%
456,236	UnitedHealth Group Incorporated	108,027,560
	Household Durables – 1.6%
303,170	Whirlpool Corporation	55,001,101
	Household Products – 2.0%
900,991	Colgate-Palmolive Company	66,889,572
	Industrial Conglomerates – 2.6%
540,176	Honeywell International Inc.	86,249,902
	Insurance – 4.2%
447,348	Ace Limited	69,853,390
832,483	Marsh & McLennan Companies, Inc.	69,528,980
	Total Insurance	139,382,370
	IT Services – 5.6%
567,826	Accenture Limited	91,249,638
922,348	Fidelity National Information Services	94,411,541
	Total IT Services	185,661,179
	Machinery – 2.0%
719,155	Ingersoll Rand Company Limited, Class A	68,053,638
	Media – 5.7%
2,124,166	Comcast Corporation, Class A	90,340,780
2,016,526	Interpublic Group of Companies, Inc.	44,141,754
503,637	Walt Disney Company	54,730,233
	Total Media	189,212,767
	Multi-Utilities – 2.0%
1,038,876	WEC Energy Group, Inc.	66,799,727
	Oil, Gas & Consumable Fuels – 5.3%
562,889	Chevron Corporation	70,558,136
1,042,826	Phillips 66	106,785,382
	Total Oil, Gas & Consumable Fuels	177,343,518
	Pharmaceuticals – 6.4%
372,296	Allergan PLC	67,110,077
515,488	Johnson & Johnson	71,235,287
22      NUVEEN

Shares	Description (1)	Value
	Pharmaceuticals (continued)
2,059,977	Pfizer Inc.	$ 76,301,548
	Total Pharmaceuticals	214,646,912
	Professional Services – 1.4%
1,294,645	Nielsen Holdings PLC	48,432,669
	Road & Rail – 2.5%
613,989	Union Pacific Corporation	81,967,532
	Software – 4.2%
1,481,287	Microsoft Corporation	140,737,078
	Specialty Retail – 3.2%
1,033,938	Lowe's Companies, Inc.	108,284,327
	Technology Hardware, Storage & Peripherals – 4.0%
792,982	Apple, Inc.	132,768,976

	Total Long-Term Investments (cost $2,054,397,867)	3,258,451,851

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.2%
	REPURCHASE AGREEMENTS – 2.2%
$ 72,717	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/18, repurchase price $72,718,262, collateralized by $75,375,000 U.S. Treasury Notes, 1.875%, due 3/31/22, value $74,171,563	0.540%	2/01/18	$ 72,717,171
	Total Short-Term Investments (cost $72,717,171)			72,717,171
	Total Investments (cost $2,127,115,038) – 99.8%			3,331,169,022
	Other Assets Less Liabilities – 0.2%			5,689,722
	Net Assets – 100%			$ 3,336,858,744
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
See accompanying notes to financial statements.
NUVEEN      23

Nuveen Santa Barbara Global Dividend Growth Fund
Portfolio of Investments	January 31, 2018 (Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 97.3%
	COMMON STOCKS – 97.3%
	Aerospace & Defense – 4.4%
1,058	Lockheed Martin Corporation	$375,431
5,148	Safran SA, (2)	581,627
	Total Aerospace & Defense	957,058
	Automobiles – 1.9%
4,438	Daimler AG, (2)	406,462
	Banks – 11.2%
121,700	BOC Hong Kong Holdings Limited, (2)	620,677
5,150	JPMorgan Chase & Co.	595,701
449,482	Lloyds Banking Group PLC, (2)	444,087
5,800	Toronto-Dominion Bank	352,810
6,499	Wells Fargo & Company	427,504
	Total Banks	2,440,779
	Beverages – 3.4%
2,839	Heineken NV, (2)	319,073
3,448	PepsiCo, Inc.	414,794
	Total Beverages	733,867
	Biotechnology – 2.1%
4,128	AbbVie Inc.	463,244
	Capital Markets – 3.1%
8,120	Macquarie Group Limited, (2)	673,774
	Containers & Packaging – 4.5%
41,903	Amcor Limited, (2)	489,978
3,903	Packaging Corp. of America	490,334
	Total Containers & Packaging	980,312
	Diversified Financial Services – 2.0%
23,500	Orix Corporation, (2)	440,194
	Diversified Telecommunication Services – 2.8%
8,153	AT&T Inc.	305,330
248,487	HKT Trust and HKT Limited	310,980
	Total Diversified Telecommunication Services	616,310
	Electric Utilities – 4.5%
3,502	NextEra Energy Inc.	554,787
24      NUVEEN

Shares	Description (1)	Value
	Electric Utilities (continued)
23,559	Scottish and Southern Energy PLC, (2)	$ 436,901
	Total Electric Utilities	991,688
	Energy Equipment & Services – 1.4%
4,313	Schlumberger Limited	317,351
	Equity Real Estate Investment Trust – 1.3%
4,990	CyrusOne Inc.	287,873
	Food Products – 2.0%
5,056	Groupe Danone, (2)	435,152
	Health Care Equipment & Supplies – 3.9%
1,965	Becton, Dickinson and Company	477,377
4,355	Medtronic, PLC	374,051
	Total Health Care Equipment & Supplies	851,428
	Health Care Providers & Services – 2.8%
2,619	UnitedHealth Group Incorporated	620,127
	Hotels, Restaurants & Leisure – 1.3%
13,198	Compass Group PLC, (2)	277,882
	Household Durables – 1.1%
1,370	Whirlpool Corporation	248,545
	Household Products – 1.6%
3,552	Reckitt and Benckiser, (2)	343,017
	Industrial Conglomerates – 2.4%
3,279	Honeywell International Inc.	523,558
	IT Services – 2.0%
4,364	Fidelity National Information Services	446,699
	Media – 2.8%
9,128	Comcast Corporation, Class A	388,214
12,753	WPP PLC, (2)	230,957
	Total Media	619,171
	Oil, Gas & Consumable Fuels – 6.5%
2,978	Chevron Corporation	373,292
8,100	Enbridge Inc.	296,539
3,220	Phillips 66	329,728
7,237	Total SA, (2)	419,601
	Total Oil, Gas & Consumable Fuels	1,419,160
	Personal Products – 3.6%
1,322	L'Oreal, (2)	300,430
NUVEEN      25

Nuveen Santa Barbara Global Dividend Growth Fund (continued)
Portfolio of Investments	January 31, 2018 (Unaudited)
Shares	Description (1)	Value
	Personal Products (continued)
8,736	Unilever NV, (2)	$ 494,425
	Total Personal Products	794,855
	Pharmaceuticals – 4.4%
1,222	Allergan PLC	220,278
10,480	Pfizer Inc.	388,179
4,043	Sanofi-Synthelabo, SA, (2)	356,801
	Total Pharmaceuticals	965,258
	Professional Services – 2.9%
14,024	Experian PLC, (2)	323,222
8,236	Nielsen Holdings PLC	308,109
	Total Professional Services	631,331
	Road & Rail – 1.8%
2,994	Union Pacific Corporation	399,699
	Software – 5.9%
7,761	Microsoft Corporation	737,373
4,878	SAP SE, (2)	551,899
	Total Software	1,289,272
	Specialty Retail – 1.7%
3,554	Lowe's Companies, Inc.	372,211
	Technology Hardware, Storage & Peripherals – 2.9%
3,852	Apple, Inc.	644,940
	Trading Companies & Distributors – 1.7%
18,625	Itochu Corporation, (2)	366,478
	Wireless Telecommunication Services – 3.4%
13,800	KDDI Corporation, (2)	350,220
124,674	Vodafone Group PLC, (2)	397,440
	Total Wireless Telecommunication Services	747,660

	Total Long-Term Investments (cost $16,025,613)	21,305,355

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.4%
	REPURCHASE AGREEMENTS – 2.4%
$ 515	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/18, repurchase price $514,869, collateralized by $535,000 U.S. Treasury Notes, 1.875%, due 3/31/22, value $526,458	0.540%	2/01/18	$ 514,861
	Total Short-Term Investments (cost $514,861)			514,861
	Total Investments (cost $16,540,474) – 99.7%			21,820,216
	Other Assets Less Liabilities – 0.3%			65,024
	Net Assets – 100%			$ 21,885,240
26      NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
See accompanying notes to financial statements.
NUVEEN      27

Nuveen Santa Barbara International Dividend Growth Fund
Portfolio of Investments	January 31, 2018 (Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.3%
	COMMON STOCKS – 99.3%
	Aerospace & Defense – 3.7%
2,057	Safran SA, (2)	$ 232,402
	Automobiles – 3.6%
2,452	Daimler AG, (2)	224,571
	Banks – 17.8%
46,500	BOC Hong Kong Holdings Limited, (2)	237,153
6,218	Danske Bank A/S, (2)	252,494
7,606	ForeningsSparbanken AB, (2)	194,520
208,923	Lloyds Banking Group PLC, (2)	206,415
3,778	Toronto-Dominion Bank	229,813
	Total Banks	1,120,395
	Beverages – 2.5%
1,378	Heineken NV, (2)	154,872
	Biotechnology – 2.4%
6,081	Grifols SA., Class B Shares, (2)	150,828
	Capital Markets – 3.8%
2,864	Macquarie Group Limited, (2)	237,646
	Chemicals – 6.7%
1,901	Koninklijke DSM NV, (2)	196,549
923	Linde AG, (3)	225,294
	Total Chemicals	421,843
	Containers & Packaging – 3.0%
16,380	Amcor Limited, (2)	191,534
	Diversified Financial Services – 3.1%
10,300	Orix Corporation, (2)	192,936
	Diversified Telecommunication Services – 2.9%
145,000	HKT Trust and HKT Limited	181,467
	Electric Utilities – 5.9%
9,519	Red Electrica Corporacion SA, (2), (3)	200,779
9,101	Scottish and Southern Energy PLC, (2)	168,778
	Total Electric Utilities	369,557
	Electronic Equipment, Instruments & Components – 1.5%
3,200	Alps Electric Company, Limited, (2)	92,472
28      NUVEEN

Shares	Description (1)	Value
	Food Products – 2.8%
2,058	Groupe Danone, (2)	$ 177,125
	Hotels, Restaurants & Leisure – 3.0%
9,071	Compass Group PLC, (2)	190,989
	Household Products – 2.0%
1,281	Reckitt and Benckiser, (2)	123,706
	Media – 2.9%
9,886	WPP PLC, (2)	179,035
	Oil, Gas & Consumable Fuels – 5.9%
4,420	Enbridge Inc.	161,815
3,561	Total SA, (2)	206,467
	Total Oil, Gas & Consumable Fuels	368,282
	Personal Products – 4.3%
564	L'Oreal, (2)	128,172
2,556	Unilever NV, (2)	144,660
	Total Personal Products	272,832
	Pharmaceuticals – 2.7%
1,899	Sanofi-Synthelabo, SA, (2)	167,590
	Professional Services – 3.9%
6,219	Experian PLC, (2)	143,334
2,688	Nielsen Holdings PLC	100,558
	Total Professional Services	243,892
	Real Estate Management & Development – 2.0%
42,800	Capitaland Limited, (2)	124,961
	Software – 3.1%
1,742	SAP SE, (2)	197,091
	Trading Companies & Distributors – 4.1%
13,100	Itochu Corporation, (2)	257,765
	Wireless Telecommunication Services – 5.7%
6,200	KDDI Corporation, (2)	157,345
62,763	Vodafone Group PLC, (2)	200,078
	Total Wireless Telecommunication Services	357,423

	Total Long-Term Investments (cost $5,005,194)	6,231,214
	Other Assets Less Liabilities – 0.7%	45,585
	Net Assets – 100%	$ 6,276,799
NUVEEN      29

Nuveen Santa Barbara International Dividend Growth Fund (continued)
Portfolio of Investments	January 31, 2018 (Unaudited)
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.
See accompanying notes to financial statements.
30      NUVEEN

Statement of
Assets and Liabilities
January 31, 2018 (Unaudited)
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Assets
Long-term investments, at value (cost $2,054,397,867, $16,025,613 and $5,005,194, respectively)	$3,258,451,851	$21,305,355	$6,231,214
Short-term investments, at value (cost approximates value)	72,717,171	514,861	—
Cash	—	—	2,310
Cash denominated in foreign currencies (cost $—, $2,408 and $1,585, respectively)	—	2,414	1,588
Receivable for:
Dividends	3,034,538	30,537	10,926
Interest	1,091	8	—
Investments sold	32,351,429	—	58,791
From Adviser	—	—	6,520
Reclaims	262,251	23,371	7,789
Shares sold	5,866,383	11,929	15,069
Other assets	256,939	53,377	12,781
Total assets	3,372,941,653	21,941,852	6,346,988
Liabilities
Payable for:
Investments purchased	28,281,653	—	—
Shares redeemed	4,509,062	—	—
Accrued expenses:
Custodian fees	182,368	34,203	41,856
Management fees	1,681,754	904	—
Professional fees	39,752	9,575	9,035
Shareholder reporting expenses	129,920	3,800	16,348
Shareholder servicing agent fees	475,427	3,116	1,242
Trustees fees	208,576	181	52
12b-1 distribution and service fees	570,808	4,529	1,388
Other	3,589	304	268
Total liabilities	36,082,909	56,612	70,189
Net assets	$3,336,858,744	$21,885,240	$6,276,799
See accompanying notes to financial statements.
NUVEEN      31

Statement of Assets and Liabilities (Unaudited) (continued)
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Class A Shares
Net assets	$ 498,445,325	$ 7,743,675	$2,754,403
Shares outstanding	11,532,351	272,203	95,319
Net asset value ("NAV") per share	$ 43.22	$ 28.45	$ 28.90
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 45.86	$ 30.19	$ 30.66
Class C Shares
Net assets	$ 544,405,810	$ 3,446,539	$ 880,272
Shares outstanding	12,619,950	121,537	30,779
NAV and offering price per share	$ 43.14	$ 28.36	$ 28.60
Class R3 Shares
Net assets	$ 24,681,421	$ 110,031	$ 109,382
Shares outstanding	567,363	3,878	3,800
NAV and offering price per share	$ 43.50	$ 28.38	$ 28.79
Class R6 Shares
Net assets	$ 64,955,774	$ —	$ —
Shares outstanding	1,488,455	—	—
NAV and offering price per share	$ 43.64	$ —	$ —
Class I Shares
Net assets	$2,204,342,024	$10,584,995	$2,532,742
Shares outstanding	50,962,330	372,129	87,538
NAV and offering price per share	$ 43.25	$ 28.44	$ 28.93
Class T Shares(1)
Net assets	$ 28,390	$ —	$ —
Shares outstanding	656	—	—
NAV and offering price per share	$ 43.26	$ —	$ —
Offering price per share (NAV per share plus maximum sales charge of 2.50% of offering price)	$ 44.37	$ —	$ —
Net assets consist of:
Capital paid-in	$2,069,927,026	$16,658,981	$5,348,060
Undistributed (Over-distribution of) net investment income	4,007,761	(7,402)	(4,318)
Accumulated net realized gain (loss)	58,869,973	(49,861)	(294,151)
Net unrealized appreciation (depreciation)	1,204,053,984	5,283,522	1,227,208
Net assets	$3,336,858,744	$21,885,240	$6,276,799
Authorized shares - per class	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01

(1)	Class T Shares are not available for public offering.
See accompanying notes to financial statements.
32      NUVEEN

Statement of
Operations
Six Months Ended January 31, 2018 (Unaudited)
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Investment Income
Dividends	$ 35,874,862	$ 255,583	$ 63,951
Foreign tax withheld on dividend income	—	(8,887)	(4,389)
Total investment Income	$ 35,874,862	$ 246,696	$ 59,562
Expenses
Management fees	9,305,000	76,047	21,001
12b-1 service fees - Class A Shares	586,522	8,550	3,193
12b-1 distibution and service fees - Class C Shares	2,589,940	15,713	4,240
12b-1 distibution and service fees - Class R3 Shares	58,421	268	263
12b-1 distibution and service fees - Class T Shares(1)	34	—	—
Shareholder servicing agent fees	1,109,593	7,104	2,835
Custodian fees	122,367	24,201	25,450
Trustees fees	49,959	403	97
Professional fees	72,884	14,652	13,994
Shareholder reporting expenses	103,051	3,744	2,622
Federal and state registration fees	67,978	39,584	24,550
Other	19,817	3,541	3,294
Total expenses before fee waiver/expense reimbursement	14,085,566	193,807	101,539
Fee waiver/expense reimbursement	—	(72,797)	(67,216)
Net expenses	14,085,566	121,010	34,323
Net investment income (loss)	21,789,296	125,686	25,239
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	83,494,773	105,159	(5,045)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	336,832,490	2,065,160	427,131
Net realized and unrealized gain (loss)	420,327,263	2,170,319	422,086
Net increase (decrease) in net assets from operations	$442,116,559	$2,296,005	$447,325

(1)	Class T Shares are not available for public offering.
See accompanying notes to financial statements.
NUVEEN      33

Statement of
Changes in Net Assets
(Unaudited)
	Santa Barbara Dividend Growth		Santa Barbara Global Dividend Growth
	Six Months Ended 1/31/18	Year Ended 7/31/17	Six Months Ended 1/31/18	Year Ended 7/31/17
Operations
Net investment income (loss)	$ 21,789,296	$ 43,647,625	$ 125,686	$ 1,163,384
Net realized gain (loss) from investments and foreign currency	83,494,773	95,308,214	105,159	5,848,596
Change in net unrealized appreciation (depreciation) of investments and foreign currency	336,832,490	150,102,597	2,065,160	(899,911)
Net increase (decrease) in net assets from operations	442,116,559	289,058,436	2,296,005	6,112,069
Distributions to Shareholders
From net investment income:
Class A Shares	(3,143,731)	(8,250,474)	(36,456)	(212,658)
Class C Shares	(1,570,752)	(4,256,691)	(4,857)	(75,950)
Class R3 Shares	(128,337)	(319,716)	(431)	(3,282)
Class R6 Shares	(439,814)	(591,448)	—	—
Class I Shares	(15,840,498)	(29,400,073)	(82,064)	(954,450)
Class T Shares(1)	(180)	(88)	—	—
From Accumulated Net Realized Gains:
Class A Shares	(13,850,045)	—	(734,290)	(5,884)
Class C Shares	(15,203,700)	—	(344,063)	(2,258)
Class R3 Shares	(680,419)	—	(12,122)	(85)
Class R6 Shares	(1,732,195)	—	—	—
Class I Shares	(59,314,479)	—	(1,095,504)	(43,120)
Class T Shares(1)	(806)	—	—	—
Decrease in net assets from distributions to shareholders	(111,904,956)	(42,818,490)	(2,309,787)	(1,297,687)
Fund Share Transactions
Proceeds from sale of shares	436,864,130	849,829,614	8,296,231	7,832,144
Proceeds from shares issued to shareholders due to reinvestment of distributions	66,322,769	24,681,578	2,132,248	547,996
	503,186,899	874,511,192	10,428,479	8,380,140
Cost of shares redeemed	(356,558,306)	(1,025,320,724)	(6,487,153)	(58,089,998)
Net increase (decrease) in net assets from Fund share transactions	146,628,593	(150,809,532)	3,941,326	(49,709,858)
Net increase (decrease) in net assets	476,840,196	95,430,414	3,927,544	(44,895,476)
Net assets at the beginning of period	2,860,018,548	2,764,588,134	17,957,696	62,853,172
Net assets at the end of period	$3,336,858,744	$ 2,860,018,548	$21,885,240	$ 17,957,696
Undistributed (Over-distribution of) net investment income at the end of period	$ 4,007,761	$ 3,341,777	$ (7,402)	$ (9,280)

(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.
34      NUVEEN

	Santa Barbara International Dividend Growth
	Six Months Ended 1/31/18	Year Ended 7/31/17
Operations
Net investment income (loss)	$ 25,239	$ 138,299
Net realized gain (loss) from investments and foreign currency	(5,045)	16,097
Change in net unrealized appreciation (depreciation) of investments and foreign currency	427,131	385,589
Net increase (decrease) in net assets from operations	447,325	539,985
Distributions to Shareholders
From net investment income:
Class A Shares	(9,899)	(52,110)
Class C Shares	(1,763)	(15,858)
Class R3 Shares	(338)	(2,819)
Class R6 Shares	—	—
Class I Shares	(13,582)	(71,993)
Class T Shares(1)	—	—
From Accumulated Net Realized Gains:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	—	—
Class T Shares(1)	—	—
Decrease in net assets from distributions to shareholders	(25,582)	(142,780)
Fund Share Transactions
Proceeds from sale of shares	1,936,758	2,901,100
Proceeds from shares issued to shareholders due to reinvestment of distributions	18,559	100,394
	1,955,317	3,001,494
Cost of shares redeemed	(1,550,358)	(1,817,072)
Net increase (decrease) in net assets from Fund share transactions	404,959	1,184,422
Net increase (decrease) in net assets	826,702	1,581,627
Net assets at the beginning of period	5,450,097	3,868,470
Net assets at the end of period	$ 6,276,799	$ 5,450,097
Undistributed (Over-distribution of) net investment income at the end of period	$ (4,318)	$ (3,975)

(1)	Class T Shares are not available for public offering.
See accompanying notes to financial statements.
NUVEEN      35

Financial
Highlights (Unaudited)
Santa Barbara Dividend Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (03/06)
2018(e)	$38.84	$0.28	$5.60	$5.88	$(0.27)	$(1.23)	$(1.50)	$43.22
2017	35.52	0.58	3.30	3.88	(0.56)	—	(0.56)	38.84
2016	36.39	0.53	0.55	1.08	(0.53)	(1.42)	(1.95)	35.52
2015	34.21	0.49	3.25	3.74	(0.50)	(1.06)	(1.56)	36.39
2014	30.54	0.54	3.85	4.39	(0.53)	(0.19)	(0.72)	34.21
2013	26.32	0.59	4.19	4.78	(0.56)	—	(0.56)	30.54
Class C (03/06)
2018(e)	38.77	0.13	5.59	5.72	(0.12)	(1.23)	(1.35)	43.14
2017	35.46	0.30	3.30	3.60	(0.29)	—	(0.29)	38.77
2016	36.33	0.27	0.55	0.82	(0.27)	(1.42)	(1.69)	35.46
2015	34.16	0.22	3.24	3.46	(0.23)	(1.06)	(1.29)	36.33
2014	30.49	0.29	3.85	4.14	(0.28)	(0.19)	(0.47)	34.16
2013	26.29	0.37	4.18	4.55	(0.35)	—	(0.35)	30.49
Class R3 (03/09)
2018(e)	39.09	0.24	5.63	5.87	(0.23)	(1.23)	(1.46)	43.50
2017	35.79	0.49	3.33	3.82	(0.52)	—	(0.52)	39.09
2016	36.65	0.44	0.57	1.01	(0.45)	(1.42)	(1.87)	35.79
2015	34.45	0.41	3.26	3.67	(0.41)	(1.06)	(1.47)	36.65
2014	30.75	0.45	3.89	4.34	(0.45)	(0.19)	(0.64)	34.45
2013	26.50	0.45	4.30	4.75	(0.50)	—	(0.50)	30.75
Class R6 (03/13)
2018(e)	39.19	0.33	5.68	6.01	(0.33)	(1.23)	(1.56)	43.64
2017	35.81	0.70	3.34	4.04	(0.66)	—	(0.66)	39.19
2016	36.64	0.64	0.57	1.21	(0.62)	(1.42)	(2.04)	35.81
2015	34.42	0.61	3.26	3.87	(0.59)	(1.06)	(1.65)	36.64
2014	30.69	0.64	3.89	4.53	(0.61)	(0.19)	(0.80)	34.42
2013(f)	29.09	0.19	1.55	1.74	(0.14)	—	(0.14)	30.69
Class I (03/06)
2018(e)	38.87	0.34	5.59	5.93	(0.32)	(1.23)	(1.55)	43.25
2017	35.54	0.66	3.32	3.98	(0.65)	—	(0.65)	38.87
2016	36.41	0.61	0.55	1.16	(0.61)	(1.42)	(2.03)	35.54
2015	34.23	0.58	3.25	3.83	(0.59)	(1.06)	(1.65)	36.41
2014	30.55	0.62	3.86	4.48	(0.61)	(0.19)	(0.80)	34.23
2013	26.33	0.66	4.19	4.85	(0.63)	—	(0.63)	30.55
Class T (05/17)(g)
2018(e)	38.87	0.28	5.61	5.89	(0.27)	(1.23)	(1.50)	43.26
2017(h)	38.09	0.06	0.85	0.91	(0.13)	—	(0.13)	38.87
36      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

15.37%	$ 498,445	0.96%*	1.39%*	11%
11.04	449,109	0.97	1.61	22
3.47	667,299	0.99	1.57	28
11.21	700,058	1.00	1.37	28
14.50	691,389	1.01	1.64	29
18.41	602,575	1.03	2.09	23

14.95	544,406	1.71*	0.64*	11
10.21	507,089	1.72	0.83	22
2.69	556,889	1.74	0.81	28
10.37	533,430	1.75	0.62	28
13.65	449,211	1.76	0.89	29
17.51	331,702	1.78	1.31	23

15.22	24,681	1.21*	1.15*	11
10.77	22,881	1.22	1.33	22
3.22	21,662	1.24	1.30	28
10.92	17,046	1.25	1.14	28
14.23	21,565	1.26	1.38	29
18.12	17,312	1.29	1.56	23

15.56	64,956	0.64*	1.59*	11
11.41	26,984	0.65	1.91	22
3.80	35,219	0.66	1.89	28
11.57	32,186	0.67	1.70	28
14.92	36,352	0.68	1.94	29
6.01	43,893	0.72*	1.78*	23

15.50	2,204,342	0.71*	1.64*	11
11.34	1,853,930	0.72	1.81	22
3.73	1,483,520	0.74	1.82	28
11.48	1,483,962	0.75	1.62	28
14.81	1,236,645	0.76	1.89	29
18.69	1,205,829	0.78	2.34	23

15.39	28	0.96*	1.39*	11
2.40	26	0.98*	0.90*	22
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended January 31, 2018.
(f)	For the period March 25, 2013 (commencement of operations) through July 31, 2013.
(g)	Class T Shares are not available for public offering.
(h)	For the period May 31, 2017 (commencement of operations) through July 31, 2017.
*	Annualized.
See accompanying notes to financial statements.
NUVEEN      37

Financial Highlights (Unaudited) (continued)
Santa Barbara Global Dividend Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/12)
2018(e)	$28.67	$0.17	$ 3.02	$ 3.19	$(0.16)	$(3.25)	$(3.41)	$28.45
2017	26.65	0.51	2.53	3.04	(0.99)	(0.03)	(1.02)	28.67
2016	26.90	0.43	(0.31)	0.12	(0.37)	—	(0.37)	26.65
2015	25.63	0.48	1.60	2.08	(0.51)	(0.30)	(0.81)	26.90
2014	24.20	0.99	1.46	2.45	(0.85)	(0.17)	(1.02)	25.63
2013	21.49	0.73	2.61	3.34	(0.63)	—	(0.63)	24.20
Class C (06/12)
2018(e)	28.59	0.06	3.01	3.07	(0.05)	(3.25)	(3.30)	28.36
2017	26.57	0.32	2.51	2.83	(0.78)	(0.03)	(0.81)	28.59
2016	26.87	0.25	(0.33)	(0.08)	(0.22)	—	(0.22)	26.57
2015	25.61	0.28	1.60	1.88	(0.32)	(0.30)	(0.62)	26.87
2014	24.18	0.78	1.48	2.26	(0.66)	(0.17)	(0.83)	25.61
2013	21.47	0.52	2.64	3.16	(0.45)	—	(0.45)	24.18
Class R3 (06/12)
2018(e)	28.61	0.13	3.01	3.14	(0.12)	(3.25)	(3.37)	28.38
2017	26.62	0.45	2.52	2.97	(0.95)	(0.03)	(0.98)	28.61
2016	26.89	0.37	(0.32)	0.05	(0.32)	—	(0.32)	26.62
2015	25.62	0.39	1.62	2.01	(0.44)	(0.30)	(0.74)	26.89
2014	24.19	0.89	1.49	2.38	(0.78)	(0.17)	(0.95)	25.62
2013	21.48	0.70	2.58	3.28	(0.57)	—	(0.57)	24.19
Class I (06/12)
2018(e)	28.67	0.21	3.00	3.21	(0.19)	(3.25)	(3.44)	28.44
2017	26.65	0.60	2.50	3.10	(1.05)	(0.03)	(1.08)	28.67
2016	26.91	0.55	(0.38)	0.17	(0.43)	—	(0.43)	26.65
2015	25.64	0.50	1.64	2.14	(0.57)	(0.30)	(0.87)	26.91
2014	24.20	1.02	1.50	2.52	(0.91)	(0.17)	(1.08)	25.64
2013	21.50	0.82	2.57	3.39	(0.69)	—	(0.69)	24.20
38      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

11.74%	$ 7,744	1.85%*	0.44%*	1.15%*	1.14%*	29%
11.55	6,188	1.25	1.78	1.15	1.88	33
0.51	6,861	1.81	1.16	1.27	1.71	19
8.28	5,330	2.94	0.24	1.38	1.81	24
10.21	3,618	2.69	2.64	1.42	3.91	42
15.76	2,163	4.43	0.14	1.42	3.15	25

11.32	3,447	2.60*	(0.30)*	1.90*	0.40*	29
10.75	2,856	2.00	1.08	1.90	1.18	33
(0.25)	2,116	2.55	0.47	2.02	1.00	19
7.47	1,512	3.69	(0.51)	2.13	1.06	24
9.41	810	3.39	1.86	2.17	3.09	42
14.87	414	5.07	(0.63)	2.17	2.27	25

11.59	110	2.10*	0.20*	1.40*	0.90*	29
11.30	100	1.50	1.57	1.40	1.67	33
0.24	80	2.07	0.91	1.52	1.46	19
8.01	69	3.16	(0.06)	1.63	1.47	24
9.94	64	3.01	2.19	1.67	3.53	42
15.46	60	4.53	0.19	1.67	3.05	25

11.84	10,585	1.56*	0.74*	0.90*	1.41*	29
11.83	8,813	1.01	2.09	0.90	2.20	33
0.73	53,796	1.13	2.04	1.01	2.16	19
8.55	2,581	2.64	0.40	1.14	1.91	24
10.52	3,020	2.50	2.70	1.17	4.03	42
16.01	2,711	4.12	0.61	1.17	3.56	25

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended January 31, 2018.
*	Annualized.
See accompanying notes to financial statements.
NUVEEN      39

Financial Highlights (Unaudited) (continued)
Santa Barbara International Dividend Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (06/12)
2018(e)	$26.90	$0.12	$ 1.99	$ 2.11	$(0.11)	$ —	$ —	$(0.11)	$28.90
2017	24.85	0.73	2.10	2.83	(0.78)	—	—	(0.78)	26.90
2016	26.35	0.51	(1.55)	(1.04)	(0.46)	—	—	(0.46)	24.85
2015	26.46	0.49	(0.03)	0.46	(0.49)	(0.06)	(0.02)	(0.57)	26.35
2014	25.59	1.07	1.11	2.18	(0.81)	(0.50)	—	(1.31)	26.46
2013	21.23	0.39	4.30	4.69	(0.31)	(0.02)	—	(0.33)	25.59
Class C (06/12)
2018(e)	26.67	0.02	1.97	1.99	(0.06)	—	—	(0.06)	28.60
2017	24.64	0.58	2.04	2.62	(0.59)	—	—	(0.59)	26.67
2016	26.18	0.30	(1.52)	(1.22)	(0.32)	—	—	(0.32)	24.64
2015	26.33	0.27	—*	0.27	(0.34)	(0.06)	(0.02)	(0.42)	26.18
2014	25.51	0.84	1.13	1.97	(0.65)	(0.50)	—	(1.15)	26.33
2013	21.21	0.18	4.31	4.49	(0.17)	(0.02)	—	(0.19)	25.51
Class R3 (06/12)
2018(e)	26.81	0.08	1.99	2.07	(0.09)	—	—	(0.09)	28.79
2017	24.80	0.70	2.06	2.76	(0.75)	—	—	(0.75)	26.81
2016	26.31	0.42	(1.51)	(1.09)	(0.42)	—	—	(0.42)	24.80
2015	26.44	0.38	0.01	0.39	(0.44)	(0.06)	(0.02)	(0.52)	26.31
2014	25.58	0.85	1.26	2.11	(0.75)	(0.50)	—	(1.25)	26.44
2013	21.23	0.30	4.32	4.62	(0.25)	(0.02)	—	(0.27)	25.58
Class I (06/12)
2018(e)	26.93	0.16	1.99	2.15	(0.15)	—	—	(0.15)	28.93
2017	24.88	0.89	2.01	2.90	(0.85)	—	—	(0.85)	26.93
2016	26.37	0.47	(1.45)	(0.98)	(0.51)	—	—	(0.51)	24.88
2015	26.47	0.52	—*	0.52	(0.54)	(0.06)	(0.02)	(0.62)	26.37
2014	25.59	1.04	1.21	2.25	(0.87)	(0.50)	—	(1.37)	26.47
2013	21.24	0.45	4.29	4.74	(0.37)	(0.02)	—	(0.39)	25.59
40      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

7.88%	$2,754	3.43%**	(1.44)%**	1.15%**	0.84%**	14%
11.65	2,132	4.53	(0.45)	1.15	2.92	25
(3.87)	1,885	5.61	(2.26)	1.27	2.08	53
1.86	1,077	5.58	(2.29)	1.37	1.91	15
8.55	469	6.08	(0.66)	1.42	4.00	23
22.20	123	8.89	(5.83)	1.42	1.64	23

7.45	880	4.17**	(2.16)**	1.90**	0.11**	14
10.81	785	5.19	(0.98)	1.90	2.31	25
(4.60)	580	6.33	(3.06)	2.02	1.25	53
1.12	419	6.30	(3.12)	2.13	1.05	15
7.77	309	6.61	(1.27)	2.17	3.17	23
21.23	64	8.15	(5.20)	2.17	0.78	23

7.74	109	3.67**	(1.66)**	1.40**	0.61**	14
11.36	102	4.76	(0.57)	1.40	2.79	25
(4.10)	93	5.96	(2.72)	1.52	1.72	53
1.59	66	5.85	(2.75)	1.63	1.47	15
8.29	66	6.51	(1.66)	1.67	3.18	23
21.84	64	7.66	(4.71)	1.67	1.28	23

8.00	2,533	3.16**	(1.12)**	0.90**	1.14**	14
11.92	2,431	4.14	0.28	0.90	3.52	25
(3.64)	1,310	5.43	(2.47)	1.03	1.93	53
2.09	2,165	5.35	(2.22)	1.13	2.00	15
8.86	1,979	5.94	(0.90)	1.17	3.88	23
22.46	1,289	7.44	(4.38)	1.17	1.89	23

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended January 31, 2018.
*	Rounds to less than $.01 per share.
**	Annualized.
See accompanying notes to financial statements.
NUVEEN      41

Notes to
Financial Statements (Unaudited)
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
The Nuveen Investment Trust II (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Santa Barbara Dividend Growth Fund (“Santa Barbara Dividend Growth”), Nuveen Santa Barbara Global Dividend Growth Fund (“Santa Barbara Global Dividend Growth”) and Nuveen Santa Barbara International Dividend Growth Fund (“Santa Barbara International Dividend Growth”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.
The end of the reporting period for the Funds is January 31, 2018, and the period covered by these Notes to Financial Statements is the six months ended January 31, 2018 (“the current fiscal period”).
Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Santa Barbara Asset Management, LLC ("Santa Barbara"), an affiliate of Nuveen, under which Santa Barbara manages the investment portfolios of the Funds.
Investment Objectives
Each Fund's investment objective is to seek an attractive total return comprised of income from dividends and long-term capital appreciation.
The Funds' most recent prospectus provides further descriptions of each Fund's investment objective, principal strategies and principal risks.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
42      NUVEEN

Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class T Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees ("the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3  –  Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market
NUVEEN      43

Notes to Financial Statements (Unaudited) (continued)
data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –   Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –   Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3  –   Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Santa Barbara Dividend Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$3,258,451,851	$ —	$ —	$3,258,451,851
Short-Term Investments:
Repurchase Agreements	—	72,717,171	—	72,717,171
Total	$3,258,451,851	$72,717,171	$ —	$3,331,169,022

44      NUVEEN

Santa Barbara Global Dividend Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$12,045,058	$9,260,297**	$ —	$21,305,355
Short-Term Investments:
Repurchase Agreements	—	514,861	—	514,861
Total	$12,045,058	$9,775,158	$ —	$21,820,216

Santa Barbara International Dividend Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$898,947	$5,332,267**	$ —	$6,231,214

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.
The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Foreign Currency Transactions
To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds' investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.
As of the end of the reporting period, the following Funds' investments in non-U.S. securities were as follows:
NUVEEN      45

Notes to Financial Statements (Unaudited) (continued)
Santa Barbara Global Dividend Growth	Value	% of Net Assets
Country:
United Kingdom	$ 2,947,931	13.5%
France	2,093,611	9.6
Australia	1,163,752	5.3
Japan	1,156,892	5.3
Germany	958,361	4.4
Canada	649,349	3.0
China	620,677	2.8
Netherlands	319,073	1.4
Hong Kong	310,980	1.4
Total non-U.S. securities	$10,220,626	46.7%

Santa Barbara International Dividend Growth	Value	% of Net Assets
Country:
United Kingdom	$1,356,995	21.6%
France	911,756	14.5
Japan	700,518	11.2
Germany	646,956	10.3
Australia	429,180	6.8
Canada	391,628	6.3
Spain	351,607	5.6
Netherlands	351,421	5.6
Denmark	252,494	4.0
China	237,153	3.8
Other	500,948	8.0
Total non-U.S. securities	$6,130,656	97.7%
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.
The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Santa Barbara Dividend Growth	Fixed Income Clearing Corporation	$72,717,171	$(72,717,171)	$ —
46      NUVEEN

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Santa Barbara Global Dividend Growth	Fixed Income Clearing Corporation	514,861	(514,861)	—
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4.  Fund Shares
Each Fund has an effective registration statement on file with the Securities and Exchange Commission (SEC) to issue Class T Shares, which were not yet available for public offering at the time this report was issued.
Santa Barbara Dividend Growth has issued Class T Shares; however, these Shares were also not available for public offering.
NUVEEN      47

Notes to Financial Statements (Unaudited) (continued)
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 1/31/18		Year Ended 7/31/17
Santa Barbara Dividend Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,163,547	$ 47,422,927	5,076,029	$ 184,258,810
Class C	744,987	30,421,147	1,843,528	66,586,420
Class R3	56,845	2,351,709	167,900	6,117,048
Class R6	812,539	32,659,298	49,612	1,803,717
Class I	7,934,911	324,009,049	16,066,720	591,038,619
Class T	—	—	656	25,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	281,035	11,535,860	166,637	6,035,037
Class C	258,426	10,593,949	66,421	2,418,521
Class R3	14,037	580,046	6,122	224,851
Class R6	51,211	2,122,712	15,302	561,742
Class I	1,010,040	41,490,202	420,855	15,441,427
Class T	—	—	—	—
	12,327,578	503,186,899	23,879,782	874,511,192
Shares redeemed:
Class A	(1,474,455)	(59,968,966)	(12,466,143)	(453,082,996)
Class C	(1,461,302)	(59,056,827)	(4,535,766)	(166,005,616)
Class R3	(88,876)	(3,628,748)	(193,913)	(7,197,756)
Class R6	(63,821)	(2,611,902)	(359,804)	(13,606,823)
Class I	(5,678,493)	(231,291,863)	(10,529,206)	(385,427,533)
Class T	—	—	—	—
	(8,766,947)	(356,558,306)	(28,084,832)	(1,025,320,724)
Net increase (decrease)	3,560,631	$ 146,628,593	(4,205,050)	$ (150,809,532)

	Six Months Ended 1/31/18		Year Ended 7/31/17
Santa Barbara Global Dividend Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	57,759	$ 1,639,491	55,864	$ 1,518,198
Class C	20,018	570,759	38,050	1,033,975
Class R3	242	7,097	462	12,139
Class I	209,171	6,078,884	193,977	5,267,832
Shares issued to shareholders due to reinvestment of distributions:
Class A	28,065	762,233	7,787	216,003
Class C	12,488	337,236	2,703	75,542
Class R3	153	4,131	33	920
Class I	37,805	1,028,648	9,167	255,531
	365,701	10,428,479	308,043	8,380,140
Shares redeemed:
Class A	(29,442)	(849,584)	(105,329)	(2,845,766)
Class C	(10,870)	(310,248)	(20,466)	(556,781)
Class R3	(13)	(362)	(19)	(518)
Class I	(182,256)	(5,326,959)	(1,914,535)	(54,686,933)
	(222,581)	(6,487,153)	(2,040,349)	(58,089,998)
Net increase (decrease)	143,120	$ 3,941,326	(1,732,306)	$(49,709,858)

48      NUVEEN

	Six Months Ended 1/31/18		Year Ended 7/31/17
Santa Barbara International Dividend Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	29,697	$ 823,366	45,059	$ 1,161,987
Class C	7,399	200,962	9,069	225,417
Class R3	—	—	—	—
Class I	33,216	912,430	61,256	1,513,696
Shares issued to shareholders due to reinvestment of distributions:
Class A	351	9,615	1,975	49,777
Class C	58	1,576	553	13,860
Class R3	4	115	38	950
Class I	264	7,253	1,413	35,807
	70,989	1,955,317	119,363	3,001,494
Shares redeemed:
Class A	(13,995)	(395,593)	(43,615)	(1,085,687)
Class C	(6,123)	(167,338)	(3,699)	(93,578)
Class R3	—	—	—	—
Class I	(36,189)	(987,427)	(25,085)	(637,807)
	(56,307)	(1,550,358)	(72,399)	(1,817,072)
Net increase (decrease)	14,682	$ 404,959	46,964	$ 1,184,422
5.  Investment Transactions
Long-term purchases and sales during the current fiscal period were as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Purchases	$389,649,961	$7,751,005	$1,252,071
Sales	320,100,327	5,884,292	817,200
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of January 31, 2018.
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Tax cost of investments	$2,134,701,533	$16,633,691	$5,159,679
Gross unrealized:
Appreciation	$1,218,409,192	$ 5,438,753	$1,269,746
Depreciation	(21,941,703)	(252,228)	(198,211)
Net unrealized appreciation (depreciation) of investments	$1,196,467,489	$ 5,186,525	$1,071,535
NUVEEN      49

Notes to Financial Statements (Unaudited) (continued)
Permanent differences, primarily due to tax equalization, foreign currency transactions and investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of net assets as of July 31, 2017, the Funds’ last tax year end, as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Capital paid-in	$ 8,230,278	$ 3,421,459	$ —
Undistributed (Over-distribution of) net investment income	—	19,200	(1,859)
Accumulated net realized gain (loss)	(8,230,278)	(3,440,659)	1,859
The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2017, the Funds’ last tax year end, were as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Undistributed net ordinary income[1]	$ 3,341,777	$ 537,851	$15,152
Undistributed net long-term capital gains	73,743,339	1,577,045	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year ended July 31, 2017, was designated for purposes of the dividends paid deduction as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Distributions from net ordinary income[1]	$42,818,490	$1,297,687	$142,780
Distributions from net long-term capital gains	—	—	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of July 31, 2017, the Funds' last tax year end, the following Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
Santa Barbara International Dividend Growth
Capital losses to be carried forward - not subject to expiration	$153,748
During the Funds’ last tax year ended July 31, 2017, the following Funds utilized capital loss carryforwards as follows:
	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Utilized capital loss carryforwards	$189,338	$18,351
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. Santa Barbara is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund, is calculated according to the following schedule:
50      NUVEEN

Average Daily Net Assets	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
For the first $125 million	0.5000%	0.5500%	0.5500%
For the next $125 million	0.4875	0.5375	0.5375
For the next $250 million	0.4750	0.5250	0.5250
For the next $500 million	0.4625	0.5125	0.5125
For the next $1 billion	0.4500	0.5000	0.5000
For the next $3 billion	0.4250	0.4750	0.4750
For the next $2.5 billion	0.4000	0.4500	0.4500
For the next $2.5 billion	0.3875	0.4375	0.4375
For net assets over $10 billion	0.3750	0.4250	0.4250
The annual complex-level fee, payable monthly, is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
* The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2018, the complex-level fee rate for each Fund was 0.1591%.
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 Shares will be less than the expense limitation. The temporary expense limitations may be terminated or modified prior to expiration date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.
Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Santa Barbara Dividend Growth	N/A	N/A	1.25%
Santa Barbara Global Dividend Growth	0.94%	July 31, 2019	N/A
Santa Barbara International Dividend Growth	0.94%	July 31, 2019	N/A
Other Transactions with Affiliates
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
NUVEEN      51

Notes to Financial Statements (Unaudited) (continued)
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Sales charges collected	$580,059	$17,734	$7,845
Paid to financial intermediaries	514,930	16,527	7,259
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Commission advances	$264,345	$10,954	$2,355
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
12b-1 fees retained	$235,686	$4,879	$1,115
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
CDSC retained	$14,458	$1,067	$268
As of the end of the reporting period, Nuveen owned shares of the Fund as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Class A Shares	—	2,500	2,500
Class C Shares	—	2,500	2,500
Class R3 Shares	—	2,500	2,500
Class I Shares	—	42,500	42,500
Class T Shares	656	—	—
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Par-
52      NUVEEN

ticipating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
9.  Subsequent Events
Effective July 2018, Class C Shares will automatically convert to Class A Shares after 10 years. Conversions will occur during the month in which the 10-year anniversary of the purchase occurs. Class C Shares that have been held for longer than 10 years as of July 1, 2018 will also convert to Class A Shares in July 2018. The automatic conversion will be based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.
NUVEEN      53

Additional
Fund Information
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Santa Barbara Asset
Management, LLC
2049 Century Park East
17th Floor
Los Angeles, CA 90067
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 8530
Boston, MA 02266-8530
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
54      NUVEEN

Glossary of Terms
Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Lipper Equity Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Global Equity Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper International Equity Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI World Index: The MSCI (Morgan Stanley Capital International) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
NUVEEN      55

Notes
56      NUVEEN

Notes
NUVEEN      57

Notes
58      NUVEEN

Notes

NUVEEN      59

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mf
Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
MSA-SBGDG-0118P445046-INV-B-03/19

Mutual Funds
Nuveen Equity Funds

Semi-Annual Report January 31, 2018

Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Winslow International Small Cap Fund	NWAIX	NWSCX	—	NWIFX	NWPIX
Nuveen Winslow Large-Cap Growth Fund	NWCAX	NWCCX	NWCRX	NWCFX	NVLIX

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or

Table
of Contents

NUVEEN      3

Chairman’s Letter
to Shareholders
Dear Shareholders,
Financial markets ended 2017 on a high note. Concurrent growth across the world’s major economies, strong corporate profits, low inflation and accommodative central banks provided an optimal environment for rising asset prices with remarkably low volatility. Political risks, which were expected to be a wildcard in 2017, did not materialize. The Trump administration achieved one of its major policy goals with the passage of the Tax Cuts and Jobs Act, the European Union (EU) member governments elected EU-friendly leadership, Brexit negotiations moved forward and China’s 19th Party Congress concluded with no major surprises in its economic policy objectives.
Conditions have turned more volatile in 2018, but the positive fundamentals underpinning the markets’ rise over the past year remain intact. In early February, fears of rising inflation, which could prompt more aggressive action by the Federal Reserve (Fed), trigged a widespread sell-off across U.S. and global equity markets. Yet, global economies are still expanding and corporate earnings look healthy, which helped markets stabilize and partially recover the losses.
We do believe volatility will continue to feature more prominently in 2018. Interest rates have been rising and inflation pressures are mounting. Jerome Powell’s first testimony as Fed Chairman increased the likelihood of four rate hikes in 2018, up from three projected at the end of 2017, while also emphasizing the gradual pace of rate hikes established by his predecessor will continue. Investors are uncertain about how markets will react amid tighter financial conditions. After the relative calm of the past few years, it’s anticipated that price fluctuations will begin trending toward a more historically normal range. But we also note that signs foreshadowing recession are lacking at this point.
Maintaining perspective can be difficult with daily headlines focused predominantly on short-term news. Nuveen believes this can be an opportune time to check in with your financial advisor. Strong market appreciation such as that in 2017 may create an imbalance in a diversified portfolio. Your advisor can help you reexamine your investment goals and risk tolerance, and realign your portfolio’s investment mix, if appropriate. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
March 22, 2018

4      NUVEEN

Portfolio Managers’
Comments
Nuveen Winslow International Small Cap Fund
Nuveen Winslow Large-Cap Growth Fund
The Nuveen Winslow International Small Cap Fund features portfolio management by Winslow Capital Management, LLC (Winslow Capital), an affiliate of Nuveen, LLC. The Fund’s portfolio is managed by Steven M. Larson, CFA and Adam J. Kuhlmann.
The Nuveen Winslow Large-Cap Growth Fund is available for investment only for “traditional institutional investors” such as (a) Taft-Hartley plans, endowments and foundations, public and corporate plans and qualified institutional buyers, and (b) other institutional investors with an initial purchase of at least $5 million, and to defined contribution plans in the form of Class A, R3 and R6 Shares. Class A, Class C and Class I Shares are also available to retail customers of certain broker-dealers.
The Nuveen Winslow Large-Cap Growth Fund features portfolio management by Winslow Capital. The Fund’s portfolio is managed by Justin H. Kelly, CFA, and Patrick M. Burton, CFA.
Here they discuss their management strategies and the performance of the Funds during the abbreviated reporting period and the six-month reporting period ended January 31, 2018.
How did the Funds perform during the abbreviated reporting period and six-month reporting period ended January 31, 2018?
The table in the Fund Performance and Expense Ratios section of this report also provides total returns for the Nuveen Winslow International Small Cap Fund from its inception period on December 18, 2017 through the reporting period ended January 31, 2018. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). Given the recent launch of the Winslow International Small Cap Fund in the second half of December 2017, performance-related commentary for the abbreviated reporting period may not be overly meaningful. However, during the abbreviated since inception reporting period, the Fund’s Class A Shares at NAV underperformed the MSCI World ex USA Small Cap Index and the Lipper classification Average. A more detailed account of the Fund’s performance will be provided in future reports covering more traditional and meaningful time periods.
The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund for the six-month, one-year, five-year and since inception periods ended January 31, 2018. Comparative performance information is provided for the Fund’s Class A Shares at NAV. The Winslow Large-Cap Fund’s Class A Shares at NAV outperformed the Russell 1000®Growth Index and the Lipper classification average. A more detailed account of the Fund’s performance is provided later in this report.
What strategies were used to manage the Funds during the abbreviated reporting period and the six-month reporting period ended January 31, 2018 and how did these strategies influence performance?
The Nuveen Winslow International Small Cap Fund
The Fund is designed to provide the potential for long-term capital appreciation. We seek to achieve this by investing a substantial portion of the Fund’s assets in equity securities of small-capitalization companies and invests at least 80% of its net assets in securities of non-U.S. companies. Small-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the MSCI World Ex USA Small Cap Index on the last business day of the month in which its most recent rebalancing was completed. The index currently is rebalanced semi-annually in May and November of each year. On No

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
NUVEEN      5

Portfolio Managers’ Comments (continued)
vember 30, 2017, the capitalization range of companies in the index was $1.2 million to $13.5 billion. The Fund may invest up to 15% of its net assets in equity securities of companies located in emerging market countries.
We apply an optimal blend of research within a disciplined investment process to add primarily via stock selection. This approach seeks to uncover and capitalize on the many dynamic opportunities within the large universe of more than 4,000 small cap companies across 22 developed countries. Typical investments include companies with improving fundamental profiles, as well as sustainable, above-average earnings growth, high or rising returns on invested capital and reasonable relative valuations.
The investment approach is best described in three steps: discover, discern and decide. During the discover step, research tools are used to evaluate and rank equity securities within regional peer groups and narrow the focus to companies with an attractive combination of fundamental change, valuation and price action characteristics. During the discern step, fundamental analysis is applied to the most attractively ranked stocks enabling the team to assess the sources of sustainable fundamental change, competitive advantage and business quality, in order to identify quality growth investment candidates with high performance potential. Lastly, during the decide step, risk-aware portfolio construction begins at the company level focusing on quality businesses and ends with proprietary tools to identify and monitor portfolio risk exposures.
As background, 2017 turned out to be one of the best years for international small cap equities in the last decade, driven by synchronized global growth, accommodative monetary policies and favorable political developments. The fourth quarter of 2017 proved to be a continuation of these trends and the Fund performed well during the abbreviated reporting period, driven primarily by stock selection across many countries and sectors.
As international small cap markets increased again in January of 2018, we continue to seek opportunities with an ever-present eye on risk. Staying true to our approach during various market environments is the hallmark of our ability to navigate toward opportunities in a risk-aware manner.
Nuveen Winslow Large-Cap Growth Fund
The Fund is designed to provide the potential for long-term capital appreciation. We seek to achieve this by investing a substantial portion of the Fund’s assets in equity securities of U.S. companies with market capitalizations in excess of $4 billion at the time of purchase. In assembling the Fund’s portfolio, we believe that investing in companies with above-average earnings growth potential provides the best opportunity for achieving superior portfolio returns over the long term. While this is a key element in our investment process, assessing actual valuations relative to our estimated earnings or cash flow growth rate for an issue is also important in selecting a stock. We focus on companies that we believe can deliver attractive future annual earnings growth with rising return on invested capital and positive cash flow.
Equity markets were robust during the reporting period generating strong absolute returns. The Fund outperformed these strong markets largely as a result of stock selection in the information technology sector, where we continued to model many companies with compelling growth at attractive valuations. The Fund also benefited from our lack of holdings in the consumer staples sector, where we found challenged business models and unappealing valuations. As the sector lagged the market, the Fund’s relative performance benefited.
Several individual holdings contributed to performance. Information technology holding and software company, Splunk Inc., was the largest relative contributor during the reporting period. Splunk’s products allow users to collect, index, search, monitor and analyze data regardless of format or source. The company’s rapid growth has exceeded consensus expectations and it is poised to benefit from our expectations for the best technology spending environment in a decade. Consumer discretionary holding and e-commerce leader, Amazon.com, Inc. was the second strongest positive contributing stock to relative performance. The company continues to disrupt the traditional retail brick-and-mortar model and take retailing share. Lastly, information technology holding and Chinese e-commerce giant, Alibaba Group Holding Limited, was also a large contributor to relative performance as the company generated robust retail and cloud computing growth.
Several individual holdings detracted from performance. Consumer discretionary holding Expedia, Inc. detracted from relative performance after reporting disappointing results and increased investment spending. We model strong underlying fundamentals for this online travel agency, along with an attractive valuation and have maintained the holding in the Fund. Health care sector holding and biopharmaceutical company, Celgene Corporation, declined as the company’s drug pipeline dwindled. The stock has been sold from
6      NUVEEN

the Fund. Lastly, consumer discretionary holding Charter Communications, Inc. is a large cable and broadband services provider. The company’s stock lagged a robust market in the recent months, but we model strong free cash flow growth going forward as the company’s major capital investments have been completed.
NUVEEN      7

Risk
Considerations
Nuveen Winslow International Small Cap Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives and growth stock risks, are described in the Fund's prospectus.
Nuveen Winslow Large-Cap Growth Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These and other risk considerations, such as currency, growth stock, and large cap stock risks, are described in detail in the Fund’s prospectus.
8      NUVEEN

Fund Performance
and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursement, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
Effective July 2018, subsequent to the close of the reporting period, Class C Shares will automatically convert to Class A Shares after 10 years. Conversions will occur during the month in which the 10-year anniversary of the purchase occurs. Class C Shares that have been held for longer than 10 years as of July 1, 2018 will also convert to Class A Shares in July 2018. The automatic conversion will be based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.
NUVEEN      9

Fund Performance and Expense Ratios (continued)
Nuveen Winslow International Small Cap Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Cumulative Total Returns as of January 31, 2018
	Cumulative
		Since Inception
Class A Shares at NAV		5.00%
Class A Shares at maximum Offering Price		(1.04)%
MSCI World ex USA Small Cap Index		6.98%
Lipper International Small/Mid-Cap Classification Average		7.28%
Class C Shares		4.90%
Class R6 Shares		5.05%
Class I Shares		5.05%
Cumulative Total Returns as of December 31, 2017 (Most Recent Calendar Quarter)
	Cumulative
		Since Inception
Class A Shares at NAV		1.10%
Class A Shares at maximum Offering Price		(4.71)%
Class C Shares		1.05%
Class R6 Shares		1.10%
Class I Shares		1.10%
Since inception returns for Class A, C, R6 and I Shares, and for the comparative index and Lipper classification average, are from 12/18/17. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.78%	2.53%	1.35%	1.53%
Net Expense Ratios	1.24%	1.99%	0.81%	0.99%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% (1.00% after July 31, 2019) of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the Total Annual Fund Operating Expenses for the Class R6 shares will be less than the expense limitation. The expense limitation expiring July 31, 2019 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.
10      NUVEEN

Nuveen Winslow Large-Cap Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of January 31, 2018
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	19.32%	38.53%	16.71%	16.77%
Class A Shares at maximum Offering Price	12.46%	30.57%	15.33%	15.98%
Russell 1000® Growth Index	19.15%	34.89%	17.95%	18.21%
Lipper Large-Cap Growth Funds Classification Average	17.75%	34.39%	16.35%	16.60%
Class C Shares	18.87%	37.50%	15.84%	15.90%
Class R3 Shares	19.13%	38.14%	16.41%	16.47%
Class R6 Shares	19.56%	39.12%	N/A	17.20%
Class I Shares	19.45%	38.87%	17.00%	17.06%
Average Annual Total Returns as of December 31, 2017 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	11.88%	32.57%	15.59%	15.64%
Class A Shares at maximum Offering Price	5.45%	24.94%	14.23%	14.85%
Class C Shares	11.48%	31.57%	14.73%	14.78%
Class R3 Shares	11.72%	32.17%	15.29%	15.35%
Class R6 Shares	12.10%	33.11%	N/A	15.16%
Class I Shares	12.00%	32.84%	15.87%	15.93%
Since inception returns for Class A, C, R3, and I Shares, and for the comparative index and Lipper classification average, are from 5/19/09. Since inception returns for Class R6 Shares are from 3/25/13. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
NUVEEN      11

Fund Performance and Expense Ratios (continued)
Nuveen Winslow Large-Cap Growth Fund
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.16%	1.91%	1.41%	0.74%	0.91%
Net Expense Ratios	0.98%	1.73%	1.23%	0.57%	0.73%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% (1.25% after July 31, 2019) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for Class R6 Shares will be less than the expense limitation. The expense limitation expiring July 31, 2019, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.
12      NUVEEN

Holding
Summaries as of January 31, 2018
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Winslow International Small Cap Fund
Fund Allocation (% of net assets)
Common Stocks	98.3%
Other Assets Less Liabilities	1.7%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Jungheinrich AG	1.9%
Nihon M&A Center Inc.	1.9%
Daifuku Company Limited	1.8%
SSP Group PLC	1.8%
Nolato AB Class B	1.7%
Portfolio Composition (% of net assets)
Machinery	7.9%
Real Estate Management & Development	5.0%
Equity Real Estate Investment Trust	4.8%
Food Products	4.8%
Banks	4.6%
Professional Services	4.2%
IT Services	4.0%
Household Durables	3.5%
Industrial Conglomerates	3.4%
Semiconductors & Semiconductor Equipment	3.1%
Oil, Gas & Consumable Fuels	3.1%
Insurance	3.0%
Hotels, Restaurants & Leisure	3.0%
Metals & Mining	2.9%
Auto Components	2.8%
Capital Markets	2.7%
Chemicals	2.5%
Trading Companies & Distributors	2.5%
Beverages	2.5%
Specialty Retail	2.4%
Diversified Financial Services	2.3%
Diversified Telecommunication Services	2.1%
Health Care Equipment & Supplies	2.1%
Other	19.1%
Other Assets Less Liabilities	1.7%
Net Assets	100%
Country Allocation (% of net assets)
Japan	28.7%
United Kingdom	14.3%
Canada	10.1%
Germany	8.8%
Sweden	6.0%
France	5.3%
Italy	4.9%
Denmark	3.9%
Israel	2.6%
Netherlands	2.6%
Other	11.1%
Other Assets Less Liabilities	1.7%
Net Assets	100%
NUVEEN       13

Holding Summaries as of January 31, 2018 (continued)
Nuveen Winslow Large-Cap Growth Fund
Fund Allocation (% of net assets)
Common Stocks	99.3%
Repurchase Agreements	1.0%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%
Portfolio Composition (% of net assets)
Software	15.3%
IT Services	13.0%
Internet Software & Services	12.2%
Internet & Direct Marketing Retail	9.9%
Aerospace & Defense	5.3%
Semiconductors & Semiconductor Equipment	4.5%
Health Care Equipment & Supplies	4.1%
Health Care Providers & Services	3.9%
Life Sciences Tools & Services	3.1%
Capital Markets	2.9%
Chemicals	2.6%
Pharmaceuticals	2.4%
Media	2.3%
Other	17.8%
Repurchase Agreements	1.0%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Amazon.com, Inc.	5.6%
Microsoft Corporation	5.1%
Visa Inc.	4.4%
Facebook Inc., Class A Shares	3.6%
Salesforce.com, Inc.	3.5%
14       NUVEEN

Expense
Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Winslow International Small Cap reflect only the first 45 days of the Fund's operations, they may not provide a meaningful understanding of the Fund's ongoing expenses.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended January 31, 2018.
The beginning of the period is August 1, 2017 for Winslow Large-Cap Growth and December 18, 2017 (commencement of operations) for Winslow International Small Cap.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Winslow International Small Cap Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,050.00	$1,049.00	$1,050.50	$1,050.50
Expenses Incurred During the Period	$ 1.52	$ 2.46	$ 0.97	$ 1.20
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.16	$1,015.38	$1,021.32	$1,020.42
Expenses Incurred During the Period	$ 1.49	$ 2.42	$ 0.96	$ 1.18
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 1.20%, 1.95%, 0.77%, and 0.95% for Classes A, C, R6, and I, respectively, multiplied by the average account value over the period, multiplied by 45/365 (to reflect the 45 days in the period since commencement of operations).
NUVEEN      15

Expense Examples (continued)
Nuveen Winslow Large-Cap Growth Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,193.20	$1,188.70	$1,191.30	$1,195.60	$1,194.50
Expenses Incurred During the Period	$ 5.42	$ 9.54	$ 6.79	$ 3.10	$ 4.04
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.27	$1,016.48	$1,019.00	$1,022.38	$1,021.53
Expenses Incurred During the Period	$ 4.99	$ 8.79	$ 6.26	$ 2.85	$ 3.72
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.98%, 1.73%, 1.23%, 0.56% and 0.73% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
16      NUVEEN

Nuveen Winslow International Small Cap Fund
Portfolio of Investments	January 31, 2018 (Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.3%
	COMMON STOCKS – 98.3%
	Aerospace & Defense – 1.9%
6,709	Meggitt PLC, (2)	$44,196
762	Saab AB-B, (2)	36,503
	Total Aerospace & Defense	80,699
	Auto Components – 2.8%
3,919	Brembo Spa, (2)	63,293
1,020	Plastic Omnium, (2)	52,394
	Total Auto Components	115,687
	Banks – 4.6%
11,000	Fukuoka Financial Group Inc., (2)	64,007
13,446	Israel Discount Bank, (2), (3)	40,222
3,400	Skandiabanken ASA	35,064
1,506	Van Lanshot Kempen NV	51,138
	Total Banks	190,431
	Beverages – 2.5%
4,804	Britvic PLC, (2)	50,098
849	Royal Unibrew A/S	51,582
	Total Beverages	101,680
	Capital Markets – 2.7%
817	Euronext NV, (2)	55,347
6,918	Jupiter Fund Management, (2)	58,118
	Total Capital Markets	113,465
	Chemicals – 2.5%
2,800	Daicel Corporation, (2)	34,048
5,444	Delux Group Ltd., (2)	31,973
1,700	Tosoh Corporation, (2)	39,138
	Total Chemicals	105,159
	Construction & Engineering – 1.0%
3,500	Raito Kogyo Co. LTD, (2)	39,740
	Construction Materials – 1.1%
1,100	Taiheiyo Cement Corporation, (2)	46,683
	Containers & Packaging – 1.2%
1,000	CCL Industries Inc., Class B Shares	47,829
	Distributors – 1.4%
1,300	Paltac Corporation, (2)	57,716
NUVEEN      17

Nuveen Winslow International Small Cap Fund (continued)
Portfolio of Investments	January 31, 2018 (Unaudited)
Shares	Description (1)	Value
	Diversified Financial Services – 2.3%
7,500	Mitsubishi UFJ Lease & Finance Company Limited, (2)	$48,608
1,000	Zenkoku Hosho Co., Limited, (2)	46,875
	Total Diversified Financial Services	95,483
	Diversified Telecommunication Services – 2.1%
12,694	Chorus, LTD, (2)	38,535
7,366	TDC A/S, (2)	49,165
	Total Diversified Telecommunication Services	87,700
	Electric Utilities – 1.1%
24,446	Spark Infrastructure Group, (2)	45,548
	Electronic Equipment, Instruments & Components – 1.3%
2,915	Halma PLC, (2)	52,905
	Equity Real Estate Investment Trust – 4.8%
3,300	Alstria Office AG, REIT, (2)	52,111
1,900	Can Apartment Property, REIT	55,857
55	Japan Hotel, REIT	40,758
48,800	Mapletree Logistics Trust	50,965
	Total Equity Real Estate Investment Trust	199,691
	Food & Staples Retailing – 0.8%
800	Sundrug Company Limited, (2)	34,430
	Food Products – 4.8%
1,800	Fuji Oil Holdings, Inc., (2)	54,926
7,976	Leroy Seafood Group ASA, (2)	40,619
1,600	Maple Leaf Foods, Inc.	45,333
1,300	S Foods Inc., (2)	56,713
	Total Food Products	197,591
	Health Care Equipment & Supplies – 2.1%
418	Diasorin SPA, (2)	40,437
4,597	Fisher & Paykel Healthcare Corp Ltd, (2)	45,077
	Total Health Care Equipment & Supplies	85,514
	Health Care Providers & Services – 1.0%
900	Miraca Holdings, Inc., (2)	41,109
	Hotels, Restaurants & Leisure – 3.0%
2,100	Doutor Nichires Holdings Co., LTD, (2)	49,888
8,394	SSP Group PLC, (2)	72,634
	Total Hotels, Restaurants & Leisure	122,522
	Household Durables – 3.5%
3,400	Haseko Corporation, (2)	53,170
210	SEB SA, (2)	43,386
18      NUVEEN

Shares	Description (1)	Value
	Household Durables (continued)
2,900	Sumitomo Forestry Co., LTD, (2)	$ 49,959
	Total Household Durables	146,515
	Industrial Conglomerates – 3.4%
1,063	Nolato AB Class B, (2)	71,520
478	Rheinmetall AG, (2)	67,661
	Total Industrial Conglomerates	139,181
	Insurance – 3.0%
8,718	Beazley PLC, (2)	65,853
1,242	Top Danmark A/S, (2)	59,335
	Total Insurance	125,188
	Internet Software & Services – 1.0%
688	Rightmove PLC, (2)	43,126
	IT Services – 4.0%
1,300	DTS Corp., (2)	47,565
2,200	Nihon Unisys LTD, (2)	46,369
560	WireCard AG, (2)	69,820
	Total IT Services	163,754
	Leisure Products – 1.3%
2,283	Thule Group AB	52,006
	Life Sciences Tools & Services – 1.5%
93	Eurofins Scientific, (2)	60,539
	Machinery – 7.9%
1,100	Daifuku Company Limited, (2)	74,064
381	Duerr AG, (2)	52,489
44	Georg Fischer AG, (2)	63,697
1,622	Jungheinrich AG, (2)	80,213
680	Spirax Sarco Engineering PLC, (2)	54,769
	Total Machinery	325,232
	Metals & Mining – 2.9%
4,300	Kirkland Lake Gold LTD	64,815
18,800	Nippon Light Metal Holdings, (2)	55,458
	Total Metals & Mining	120,273
	Multiline Retail – 1.6%
500	Dollarama Inc.	68,366
	Oil, Gas & Consumable Fuels – 3.1%
904	Gaztransport ET Techniga SA	62,572
14,767	Saras SpA, (2)	32,260
4,400	Whitecap Resources, Inc.	32,159
	Total Oil, Gas & Consumable Fuels	126,991
NUVEEN      19

Nuveen Winslow International Small Cap Fund (continued)
Portfolio of Investments	January 31, 2018 (Unaudited)
Shares	Description (1)	Value
	Pharmaceuticals – 1.6%
1,429	Recordati SPA, (2)	$ 65,074
	Professional Services – 4.2%
1,300	Nihon M&A Center Inc., (2)	77,569
2,600	Persol Holdings Co. Ltd, (2)	64,962
1,992	Staffline Group PLC	29,415
	Total Professional Services	171,946
	Real Estate Management & Development – 5.0%
3,163	Castellum AB, (2)	54,539
4,381	Savills PLC	63,696
2,137	Tag Immobilien AG., (2)	42,242
6,600	UOL Group LTD, (2)	45,896
	Total Real Estate Management & Development	206,373
	Semiconductors & Semiconductor Equipment – 3.1%
1,400	Tokyo Seimitsu Co LTD, (2)	61,300
1,937	Tower Semiconductor LTD, (2), (3)	67,509
	Total Semiconductors & Semiconductor Equipment	128,809
	Specialty Retail – 2.4%
12,000	Luk Fook Holdings International, LTD	42,952
1,846	WH Smith PLC, (2)	55,991
	Total Specialty Retail	98,943
	Trading Companies & Distributors – 2.5%
2,200	Russel Metals Inc.	55,912
1,100	Toromont Industries Ltd.	48,034
	Total Trading Companies & Distributors	103,946
	Transportation Infrastructure – 1.3%
1,199	Flughafen Wien AG, (2)	52,753

	Total Long-Term Investments (cost $3,930,868)	4,060,597
	Other Assets Less Liabilities – 1.7%	71,497
	Net Assets – 100%	$ 4,132,094
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.
REIT	Real Estate Investment Trust
See accompanying notes to financial statements.
20      NUVEEN

Nuveen Winslow Large-Cap Growth Fund
Portfolio of Investments	January 31, 2018 (Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.3%
	COMMON STOCKS – 99.3%
	Aerospace & Defense – 5.3%
23,000	Boeing Company	$8,150,510
33,600	General Dynamics Corporation	7,475,328
26,000	Northrop Grumman Corporation	8,853,780
49,500	Raytheon Company	10,342,530
	Total Aerospace & Defense	34,822,148
	Air Freight & Logistics – 1.7%
41,450	FedEx Corporation	10,879,796
	Automobiles – 0.9%
50,500	Ferrari NV	6,034,750
	Banks – 1.4%
81,700	JPMorgan Chase & Co.	9,450,239
	Biotechnology – 1.3%
24,230	Biogen Inc., (2)	8,427,436
	Capital Markets – 2.9%
133,100	Intercontinental Exchange Group, Inc.	9,828,104
56,700	Moody's Corporation	9,173,493
	Total Capital Markets	19,001,597
	Chemicals – 2.6%
57,600	Ecolab Inc.	7,930,368
21,910	Sherwin-Williams Company	9,138,880
	Total Chemicals	17,069,248
	Equity Real Estate Investment Trust – 1.8%
79,700	American Tower Corporation, REIT	11,771,690
	Health Care Equipment & Supplies – 4.1%
21,250	Abiomed, Inc., (2)	4,993,750
91,100	Baxter International, Inc.	6,561,933
26,700	Becton, Dickinson and Company	6,486,498
68,755	Edwards Lifesciences Corporation, (2)	8,703,008
	Total Health Care Equipment & Supplies	26,745,189
	Health Care Providers & Services – 3.9%
29,500	CIGNA Corporation	6,146,325
82,600	UnitedHealth Group Incorporated	19,558,028
	Total Health Care Providers & Services	25,704,353
NUVEEN      21

Nuveen Winslow Large-Cap Growth Fund (continued)
Portfolio of Investments	January 31, 2018 (Unaudited)
Shares	Description (1)	Value
	Hotels, Restaurants & Leisure – 1.2%
94,200	Hilton Worldwide Holdings Inc.	$ 8,068,230
	Industrial Conglomerates – 1.8%
72,600	Honeywell International Inc.	11,592,042
	Internet & Direct Marketing Retail – 9.9%
25,570	Amazon.com, Inc., (2)	37,099,259
104,070	Expedia, Inc.	13,322,000
31,200	NetFlix.com Inc., (2)	8,433,360
3,460	Priceline Group Incorporated, (2)	6,615,693
	Total Internet & Direct Marketing Retail	65,470,312
	Internet Software & Services – 12.2%
70,400	Alibaba Group Holding Limited, ADR, (2)	14,382,016
14,320	Alphabet Inc., Class A, (2)	16,929,390
15,610	Alphabet Inc., Class C Shares, (2)	18,262,763
21,870	CoStar Group, Inc., (2)	7,569,426
125,150	Facebook Inc., Class A Shares, (2)	23,389,284
	Total Internet Software & Services	80,532,879
	IT Services – 13.0%
53,500	Automatic Data Processing, Inc.	6,614,205
101,000	Cognizant Technology Solutions Corporation, Class A	7,875,980
66,650	Fidelity National Information Services	6,822,294
61,750	Fiserv, Inc., (2)	8,696,870
88,700	MasterCard, Inc.	14,990,300
138,300	PayPal Holdings, Inc., (2)	11,799,756
230,400	Visa Inc.	28,622,592
	Total IT Services	85,421,997
	Life Sciences Tools & Services – 3.1%
32,100	Illumina Inc., (2)	7,467,744
57,600	Thermo Fisher Scientific, Inc.	12,908,736
	Total Life Sciences Tools & Services	20,376,480
	Machinery – 1.0%
86,850	Fortive Corporation	6,602,337
	Media – 2.3%
31,500	Charter Communications, Inc., Class A, (2)	11,883,375
79,400	Comcast Corporation, Class A	3,376,882
	Total Media	15,260,257
	Pharmaceuticals – 2.4%
70,100	Eli Lilly and Company	5,709,645
134,200	Zoetis Incorporated	10,297,166
	Total Pharmaceuticals	16,006,811
22      NUVEEN

Shares	Description (1)	Value
	Road & Rail – 1.6%
79,200	Union Pacific Corporation	$ 10,573,200
	Semiconductors & Semiconductor Equipment – 4.5%
65,000	ASML Lithography Holding NV	13,192,400
31,700	Broadcom Limited	7,862,551
35,900	NVIDIA Corporation	8,824,220
	Total Semiconductors & Semiconductor Equipment	29,879,171
	Software – 15.3%
61,250	Adobe Systems Incorporated, (2)	12,235,300
58,200	Electronic Arts Inc., (2)	7,389,072
48,000	Intuit, Inc.	8,059,200
355,800	Microsoft Corporation	33,804,558
200,900	Salesforce.com, Inc., (2)	22,884,519
48,500	ServiceNow Inc., (2)	7,220,195
95,700	Splunk Inc., (2)	8,839,809
	Total Software	100,432,653
	Specialty Retail – 1.8%
57,850	Home Depot, Inc.	11,622,065
	Technology Hardware, Storage & Peripherals – 1.6%
63,275	Apple, Inc.	10,594,133
	Textiles, Apparel & Luxury Goods – 1.7%
163,200	Nike, Inc., Class B	11,133,504

	Total Long-Term Investments (cost $357,243,693)	653,472,517

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.0%
	REPURCHASE AGREEMENTS – 1.0%
$ 6,401	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/18, repurchase price $6,400,660, collateralized by $6,635,000 U.S. Treasury Notes, 1.875%, due 3/31/22, value $6,529,066	0.540%	2/01/18	$ 6,400,564
	Total Short-Term Investments (cost $6,400,564)			6,400,564
	Total Investments (cost $363,644,257) – 100.3%			659,873,081
	Other Assets Less Liabilities – (0.3)%			(1,700,009)
	Net Assets – 100%			$ 658,173,072
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See accompanying notes to financial statements.
NUVEEN      23

Statement of
Assets and Liabilities
January 31, 2018 (Unaudited)
	Winslow International Small Cap	Winslow Large-Cap Growth
Assets
Long-term investments, at value (cost $3,930,868 and $357,243,693, respectively)	$4,060,597	$653,472,517
Short-term investments, at value (cost approximates value)	—	6,400,564
Cash	74,753	—
Cash denominated in foreign currencies (cost $23 and $—, respectively)	23	—
Receivable for:
Dividends	2,691	98,420
Investments sold	—	2,563,133
From Adviser	6,455	—
Reclaims	48	—
Shares sold	3	387,400
Other assets	75	97,087
Total assets	4,144,645	663,019,121
Liabilities
Payable for:
Investments purchased	—	3,851,979
Shares redeemed	—	282,250
Accrued expenses:
Custodian fees	5,995	65,947
Management fees	—	270,776
Professional fees	3,583	24,371
Shareholder reporting expenses	1,756	52,562
Shareholder servicing agent fees	286	219,690
Trustees fees	16	72,962
12b-1 distribution and service fees	28	4,577
Other	887	935
Total liabilities	12,551	4,846,049
Net assets	$4,132,094	$658,173,072
See accompanying notes to financial statements.
24      NUVEEN

	Winslow International Small Cap	Winslow Large-Cap Growth
Class A Shares
Net assets	$ 29,571	$ 15,774,166
Shares outstanding	1,408	385,918
Net asset value ("NAV") per share	$ 21.00	$ 40.87
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 22.28	$ 43.36
Class C Shares
Net assets	$ 26,226	$ 1,346,053
Shares outstanding	1,250	36,793
NAV and offering price per share	$ 20.98	$ 36.58
Class R3 Shares
Net assets	$ —	$ 556,407
Shares outstanding	—	14,099
NAV and offering price per share	$ —	$ 39.46
Class R6 Shares
Net assets	$2,022,288	$ 74,805,775
Shares outstanding	96,250	1,758,836
NAV and offering price per share	$ 21.01	$ 42.53
Class I Shares
Net assets	$2,054,009	$565,690,671
Shares outstanding	97,775	13,446,780
NAV and offering price per share	$ 21.01	$ 42.07
Net assets consist of:
Capital paid-in	$4,003,274	$328,503,531
Undistributed (Over-distribution of) net investment income	(329)	(452,795)
Accumulated net realized gain (loss)	(656)	33,893,512
Net unrealized appreciation (depreciation)	129,805	296,228,824
Net assets	$4,132,094	$658,173,072
Authorized shares - per class	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01
See accompanying notes to financial statements.
NUVEEN      25

Statement of
Operations
Six Months Ended January 31, 2018 (Unaudited)
	Winslow International Small Cap*	Winslow Large-Cap Growth
Investment Income
Dividends	$ 3,089	$ 2,285,323
Foreign tax withheld on dividend income	(187)	—
Total investment Income	$ 2,902	$ 2,285,323
Expenses
Management fees	3,275	2,121,063
12b-1 service fees - Class A Shares	8	18,213
12b-1 distibution and service fees - Class C Shares	32	7,256
12b-1 distibution and service fees - Class R3 Shares	—	1,271
Shareholder servicing agent fees	286	482,862
Custodian fees	5,995	43,253
Trustees fees	16	10,197
Professional fees	3,585	27,442
Shareholder reporting expenses	1,756	37,901
Federal and state registration fees	1,765	41,233
Other	8	11,408
Total expenses before fee waiver/expense reimbursement	16,726	2,802,099
Fee waiver/expense reimbursement	(13,495)	(590,106)
Net expenses	3,231	2,211,993
Net investment income (loss)	(329)	73,330
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(656)	64,089,040
Change in net unrealized appreciation (depreciation) of investments and foreign currency	129,805	44,250,721
Net realized and unrealized gain (loss)	129,149	108,339,761
Net increase (decrease) in net assets from operations	$128,820	$108,413,091

*	For the period December 18, 2017 (commencement of operations) through January 31, 2018.
See accompanying notes to financial statements.
26      NUVEEN

Statement of
Changes in Net Assets
(Unaudited)
	Winslow International Small Cap	Winslow Large-Cap Growth
	Six Months Ended* 1/31/18	Six Months Ended 1/31/18	Year Ended 7/31/17
Operations
Net investment income (loss)	$ (329)	$ 73,330	$ 936,413
Net realized gain (loss) from investments and foreign currency	(656)	64,089,040	86,687,410
Change in net unrealized appreciation (depreciation) of investments and foreign currency	129,805	44,250,721	25,007,693
Net increase (decrease) in net assets from operations	128,820	108,413,091	112,631,516
Distributions to Shareholders
From net investment income:
Class A Shares	—	—	—
Class C Shares	—	—	—
Class R3 Shares	—	—	—
Class R6 Shares	—	(153,002)	(48,508)
Class I Shares	—	(1,176,727)	(531,719)
From Accumulated Net Realized Gains:
Class A Shares	—	(2,312,574)	(2,488,210)
Class C Shares	—	(237,366)	(258,926)
Class R3 Shares	—	(84,926)	(319,882)
Class R6 Shares	—	(10,616,132)	(8,173,339)
Class I Shares	—	(80,110,016)	(89,429,318)
Decrease in net assets from distributions to shareholders	—	(94,690,743)	(101,249,902)
Fund Share Transactions
Proceeds from sale of shares	4,003,274	50,684,926	137,250,213
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	92,368,372	99,272,987
	4,003,274	143,053,298	236,523,200
Cost of shares redeemed	—	(166,218,618)	(361,543,189)
Net increase (decrease) in net assets from Fund share transactions	4,003,274	(23,165,320)	(125,019,989)
Net increase (decrease) in net assets	4,132,094	(9,442,972)	(113,638,375)
Net assets at the beginning of period	—	667,616,044	781,254,419
Net assets at the end of period	$4,132,094	$ 658,173,072	$ 667,616,044
Undistributed (Over-distribution of) net investment income at the end of period	$ (329)	$ (452,795)	$ 803,604

*	For the period December 18, 2017 (commencement of operations) through January 31, 2018.
See accompanying notes to financial statements.
NUVEEN      27

Financial
Highlights (Unaudited)
Winslow International Small Cap
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/17)
2018(e)	$20.00	$(0.01)	$1.01	$1.00	$ —	$ —	$ —	$21.00
Class C (12/17)
2018(e)	20.00	(0.03)	1.01	0.98	—	—	—	20.98
Class R6 (12/17)
2018(e)	20.00	—*	1.01	1.01	—	—	—	21.01
Class I (12/17)
2018(e)	20.00	(0.01)	1.02	1.01	—	—	—	21.01
28      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

5.00%	$ 30	4.58%**	(3.80)%**	1.20%**	(0.42)%**	—%

4.90	26	5.33**	(4.54)**	1.95**	(1.16)**	—

5.05	2,022	4.39**	(3.60)**	0.77**	0.02**	—

5.05	2,054	4.36**	(3.66)**	0.95**	(0.24)**	—
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period December 18, 2017 (commencement of operations) through January 31, 2018.
*	Rounds to less than $.01 per share.
**	Annualized.
See accompanying notes to financial statements.
NUVEEN      29

Financial Highlights (Unaudited) (continued)
Winslow Large-Cap Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/09)
2018(e)	$40.73	$(0.05)	$ 7.24	$ 7.19	$ —	$(7.05)	$(7.05)	$40.87
2017	40.08	(0.04)	6.49	6.45	—	(5.80)	(5.80)	40.73
2016	47.26	(0.08)	(0.93)	(1.01)	—	(6.17)	(6.17)	40.08
2015	44.39	(0.11)	7.60	7.49	—	(4.62)	(4.62)	47.26
2014	39.38	(0.13)	7.34	7.21	(0.05)	(2.15)	(2.20)	44.39
2013	32.40	0.02	6.96	6.98	—	—	—	39.38
Class C (05/09)
2018(e)	37.27	(0.18)	6.54	6.36	—	(7.05)	(7.05)	36.58
2017	37.42	(0.31)	5.96	5.65	—	(5.80)	(5.80)	37.27
2016	44.86	(0.36)	(0.91)	(1.27)	—	(6.17)	(6.17)	37.42
2015	42.66	(0.43)	7.25	6.82	—	(4.62)	(4.62)	44.86
2014	38.15	(0.42)	7.08	6.66	—	(2.15)	(2.15)	42.66
2013	31.62	(0.24)	6.77	6.53	—	—	—	38.15
Class R3 (05/09)
2018(e)	39.60	(0.10)	7.01	6.91	—	(7.05)	(7.05)	39.46
2017	39.22	(0.14)	6.32	6.18	—	(5.80)	(5.80)	39.60
2016	46.49	(0.18)	(0.92)	(1.10)	—	(6.17)	(6.17)	39.22
2015	43.84	(0.22)	7.49	7.27	—	(4.62)	(4.62)	46.49
2014	38.97	(0.21)	7.23	7.02	—	(2.15)	(2.15)	43.84
2013	32.14	(0.09)	6.92	6.83	—	—	—	38.97
Class R6 (03/13)
2018(e)	42.12	0.04	7.51	7.55	(0.09)	(7.05)	(7.14)	42.53
2017	41.11	0.11	6.73	6.84	(0.03)	(5.80)	(5.83)	42.12
2016	48.15	0.09	(0.96)	(0.87)	—**	(6.17)	(6.17)	41.11
2015	44.96	0.08	7.73	7.81	—	(4.62)	(4.62)	48.15
2014	39.81	0.04	7.41	7.45	(0.15)	(2.15)	(2.30)	44.96
2013(f)	36.55	0.01	3.25	3.26	—	—	—	39.81
Class I (05/09)
2018(e)	41.76	—**	7.45	7.45	(0.09)	(7.05)	(7.14)	42.07
2017	40.88	0.05	6.66	6.71	(0.03)	(5.80)	(5.83)	41.76
2016	47.98	0.02	(0.95)	(0.93)	—**	(6.17)	(6.17)	40.88
2015	44.89	0.01	7.70	7.71	—	(4.62)	(4.62)	47.98
2014	39.79	(0.01)	7.41	7.40	(0.15)	(2.15)	(2.30)	44.89
2013	32.66	0.12	7.01	7.13	—	—	—	39.79
30      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

19.32%	$ 15,774	1.17%*	(0.42)%*	0.98%*	(0.23)%*	23%
19.08	17,526	1.16	(0.29)	0.98	(0.12)	65
(2.08)	21,065	1.15	(0.37)	0.98	(0.21)	88
18.11	30,763	1.16	(0.38)	1.01	(0.24)	64
18.64	30,506	1.15	(0.41)	1.03	(0.29)	69
21.54	11,117	1.12	0.04	1.10	0.06	84

18.87	1,346	1.92*	(1.16)*	1.73*	(0.97)*	23
18.21	1,557	1.91	(1.04)	1.73	(0.87)	65
(2.82)	1,852	1.89	(1.11)	1.73	(0.95)	88
17.22	2,222	1.90	(1.13)	1.76	(0.99)	64
17.74	2,052	1.90	(1.14)	1.78	(1.02)	69
20.65	1,413	1.87	(0.72)	1.85	(0.69)	84

19.13	556	1.42*	(0.68)*	1.23*	(0.49)*	23
18.78	474	1.41	(0.55)	1.23	(0.38)	65
(2.31)	2,276	1.40	(0.61)	1.23	(0.45)	88
17.79	2,626	1.40	(0.64)	1.26	(0.49)	64
18.33	2,216	1.39	(0.61)	1.28	(0.51)	69
21.25	3,413	1.38	(0.29)	1.35	(0.27)	84

19.56	74,806	0.75*	(0.01)*	0.56*	0.19*	23
19.59	63,065	0.74	0.11	0.57	0.29	65
(1.69)	48,757	0.74	0.05	0.58	0.21	88
18.59	53,851	0.74	0.02	0.59	0.17	64
19.07	31,940	0.74	0.02	0.66	0.10	69
8.92	24,151	0.76*	0.05*	0.76*	0.05*	84

19.45	565,691	0.92*	(0.18)*	0.73*	0.01*	23
19.39	584,995	0.91	(0.04)	0.73	0.13	65
(1.83)	707,304	0.89	(0.11)	0.73	0.05	88
18.39	1,090,885	0.91	(0.14)	0.76	0.01	64
18.94	1,175,078	0.90	(0.13)	0.78	(0.01)	69
21.83	1,135,304	0.87	0.30	0.85	0.32	84

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended January 31, 2018.
(f)	For the period March 25, 2013 (commencement of operations) through July 31, 2013.
*	Annualized.
**	Rounds to less than $.01 per share.
See accompanying notes to financial statements.
NUVEEN      31

Notes to
Financial Statements (Unaudited)
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Winslow International Small Cap Fund ("Winslow International Small Cap") and Nuveen Winslow Large-Cap Growth Fund ("Winslow Large-Cap Growth") (each a “Fund” and collectively the "Funds"), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.
The end of the reporting period for the Funds is January 31, 2018, and the period covered by these Notes to Financial Statements for Winslow Large-Cap Growth is the six months ended January 31, 2018 and the current fiscal period for Winslow International Small Cap is the period December 18, 2017 (commencement of operations) through January 31, 2018 (the "current fiscal period").
Investment Adviser
The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Winslow Capital Management, LLC (the “Sub-Adviser”), an affiliate of Nuveen, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives
Each Fund’s investment objective is to provide long-term capital appreciation.
Each Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
32      NUVEEN

Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees ("the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3  –  Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs
NUVEEN      33

Notes to Financial Statements (Unaudited) (continued)
reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –   Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –   Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3  –   Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to- ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which an independent pricing service ("pricing service") is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Winslow International Small Cap	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$898,453	$3,162,144**	$ —	$4,060,597

34      NUVEEN

Winslow Large-Cap Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$653,472,517	$ —	$ —	$653,472,517
Short-Term Investments*:
Repurchase Agreements	—	6,400,564	—	6,400,564
Total	$653,472,517	$6,400,564	$ —	$659,873,081

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.
The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Foreign Currency Transactions
To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds' investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.
As of the end of the reporting period, Winslow International Small Cap's investments in non-U.S. securities were as follows:
NUVEEN      35

Notes to Financial Statements (Unaudited) (continued)
Winslow International Small Cap	Value	% of Net Assets
Country:
Japan	$1,185,055	28.7%
United Kingdom	590,801	14.3
Canada	418,305	10.1
Germany	364,536	8.8
Sweden	249,632	6.0
France	218,891	5.3
Italy	201,064	4.9
Denmark	160,082	3.9
Israel	107,731	2.6
Netherlands	106,485	2.6
Other	458,015	11.1
Total non-U.S. securities	$4,060,597	98.3%
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.
The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Winslow Large-Cap Growth	Fixed Income Clearing Corporation	$6,400,564	$(6,400,564)	$ —
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty
36      NUVEEN

credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4.  Fund Shares
Winslow International Small Cap has an effective registration statement on file with the Securities and Exchange Commission (SEC) to issue Class T Shares, which were not yet available for public offering at the time this report was issued.
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 1/31/18*
Winslow International Small Cap	Shares	Amount
Shares sold:
Class A	1,408	$ 28,274
Class C	1,250	25,000
Class R6	96,250	1,925,000
Class I	97,775	2,025,000
Net increase (decrease)	196,683	$4,003,274

*	For the period December 18, 2017 (commencement of operations) through January 31, 2018.

	Six Months Ended 1/31/18		Year Ended 7/31/17
Winslow Large-Cap Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	71,269	$ 2,784,354	92,618	$ 3,341,591
Class C	3,168	121,294	2,503	90,851
Class R3	107	4,278	3,792	139,599
Class R6	117,630	5,064,808	425,408	17,004,063
Class I	1,019,339	42,710,192	3,007,303	116,674,109
Shares issued to shareholders due to reinvestment of distributions:
Class A	18,014	672,828	36,845	1,243,511
Class C	7,032	235,302	8,270	256,622
Class R3	2,354	84,926	9,732	319,882
Class R6	275,488	10,724,273	236,000	8,221,847
Class I	2,093,856	80,651,043	2,580,541	89,231,125
	3,608,257	143,053,298	6,403,012	236,523,200
Shares redeemed:
Class A	(133,642)	(5,470,762)	(224,785)	(8,556,216)
Class C	(15,180)	(569,774)	(18,492)	(645,632)
Class R3	(320)	(12,580)	(59,609)	(2,238,333)
Class R6	(131,718)	(5,526,902)	(349,879)	(13,670,798)
Class I	(3,674,014)	(154,638,600)	(8,881,325)	(336,432,210)
	(3,954,874)	(166,218,618)	(9,534,090)	(361,543,189)
Net increase (decrease)	(346,617)	$ (23,165,320)	(3,131,078)	$(125,019,989)
5.  Investment Transactions
Long-term purchases and sales during the current fiscal period were as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth
Purchases	$3,930,868	$143,447,998
NUVEEN      37

Notes to Financial Statements (Unaudited) (continued)
	Winslow International Small Cap	Winslow Large-Cap Growth
Sales	—	260,052,386
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of January 31, 2018:
	Winslow International Small Cap	Winslow Large-Cap Growth
Tax cost of investments	$3,930,868	$366,096,326
Gross unrealized:
Appreciation	$ 168,218	$296,555,490
Depreciation	(38,489)	(2,778,735)
Net unrealized appreciation (depreciation) of investments	$ 129,729	$293,776,755
Permanent differences, primarily due to tax equalization, resulted in reclassifications among the following Fund’s components of net assets as of July 31, 2017, the following Fund's last tax year end, as follows:
Winslow Large-Cap Growth
Capital paid-in	$ 11,084,222
Undistributed (Over-distribution of) net investment income	—
Accumulated net realized gain (loss)	(11,084,222)
The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2017, Winslow Large-Cap Growth's last tax year end, were as follows:
Winslow Large-Cap Growth
Undistributed net ordinary income[1]	$12,308,491
Undistributed net long-term capital gains	54,112,668

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the following Fund's last tax year ended July 31, 2017, was designated for purposes of the dividends paid deduction as follows:
38      NUVEEN

Winslow Large-Cap Growth
Distributions from net ordinary income[1]	$ 5,650,422
Distributions from net long-term capital gains	95,599,480

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund, is calculated according to the following schedule:
Average Daily Net Assets	Winslow International Small Cap	Winslow Large-Cap Growth
For the first $125 million	0.7000%	0.5500%
For the next $125 million	0.6875	0.5375
For the next $250 million	0.6750	0.5250
For the next $500 million	0.6625	0.5125
For the next $1 billion	0.6500	0.5000
For the next $3 billion	0.6250	0.4750
For the next $2.5 billion	0.6000	0.4500
For the next $2.5 billion	0.5875	0.4375
For net assets over $10 billion	0.5750	0.4250
The annual complex-level fee, payable monthly, is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
* The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2018, the complex-level fee rate for each Fund was 0.1591%.
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the
NUVEEN      39

Notes to Financial Statements (Unaudited) (continued)
time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expense for the Class R6 Shares will be less than the expense limitation. The temporary expense limitations may be terminated or modified prior to expiration date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.
Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Winslow International Small Cap	0.99%	July 31, 2019	1.00%
Winslow Large-Cap Growth	0.77%	July 31, 2019	1.25%
Other Transactions with Affiliates
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth
Sales charges collected	$ —	$10,076
Paid to financial intermediaries	—	8,852
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth
Commission advances	$ —	$1,023
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth
12b-1 fees retained	$30	$355
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth
CDSC retained	$ —	$ —
8.  Borrowing Arrangements
Committed Line of Credit
Winslow Large-Cap Growth, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The remaining capacity under the facility (and the
40      NUVEEN

corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including the Fund covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Fund did not utilize this facility.
9.  Subsequent Events
Effective July 2018, Class C Shares will automatically convert to Class A Shares after 10 years. Conversions will occur during the month in which the 10-year anniversary of the purchase occurs. Class C Shares that have been held for longer than 10 years as of July 1, 2018 will also convert to Class A Shares in July 2018. The automatic conversion will be based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.
NUVEEN      41

Additional
Fund Information
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Winslow Capital Management, LLC
80 South Eighth Street
Minneapolis, MN 55402
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc.
P.O. Box 8530
Boston, MA 02266-8530

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
42      NUVEEN

Glossary of Terms
Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Lipper International Small/Mid-Cap Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Small/Mid-Cap Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
MSCI World ex USA Small Cap Index: A free-float adjusted market capitalization-weighted index that is designed to measure the equity market performance of smaller capital stocks in developed markets, excluding the U.S. market. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.
Morgan Stanley Capital International (MSCI) World Index: A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.
NUVEEN      43

Annual Investment Management Agreement
Approval Process
The Board of Trustees of each Fund (the “Board,” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to approve or, after an initial term, to continue, as applicable, such Fund’s advisory agreements. A discussion of the Board’s approval of the renewal of the advisory arrangements for the Nuveen Winslow Large-Cap Growth Fund is set forth in such Fund’s annual report for the period ended July 31, 2017. A discussion of the initial approval of the advisory arrangements for the Nuveen Winslow International Small Cap Fund is set forth below.
Approval of Advisory Agreements for Nuveen Winslow International Small Cap Fund
For purposes of the discussion below, the “Fund” is the Nuveen Winslow International Small Cap Fund.
At a meeting held on April 11-12, 2017 (the “Meeting”), the Board Members were asked to approve the advisory arrangements for the Fund. At the Meeting, the Board Members, including the Independent Board Members, considered and approved the investment management agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”), and the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Winslow Capital Management, LLC (the “Sub-Adviser”). The Adviser and the Sub-Adviser are each hereafter a “Fund Adviser.” The Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement.”
To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:
•	the nature, extent and quality of the services expected to be provided by the Fund Adviser;
•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;
•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;
•	certain performance-related information (as described below);
•	the profitability of Nuveen and its affiliates for their advisory activities;
•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;
•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and
•	the soft dollar practices of the Fund Adviser, if any.
At the Meeting and/or prior meetings, the Adviser made presentations to and responded to questions from the Board. During the Meeting and/or prior meetings, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board’s duties under the Investment Company Act of 1940 (the “1940 Act”), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services expected to be provided by the Fund Advisers; (b) investment performance, as described below; (c) the advisory fees and costs of the services expected to be provided to the Fund and the profitability of the Fund Advisers; (d) the extent of any anticipated economies of scale; (e) any benefits expected to be derived by the Fund Advisers from their relationships with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements.
A. Nature, Extent and Quality of Services
The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services and administrative services. Given that the Adviser and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations, personnel and ser-
44      NUVEEN

vices. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year with the respective Fund Adviser in evaluating the Advisory Agreements.
At the Meeting and/or at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds (as applicable) and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, at the Meeting and/or at prior meetings, the Independent Board Members have evaluated the background and experience of the relevant investment personnel.
With respect to services, the Board noted that the Fund would be a registered investment company that would operate in a regulated industry. In considering the services that were expected to be provided by the Fund Advisers, the Board recognized that the Adviser provides a comprehensive set of services to manage and operate the Nuveen funds, including: (a) product management (such as setting dividends; positioning the product in the marketplace; managing the relationships with the distribution platforms; maintaining and enhancing shareholder communications; and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance for Board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and related testing); and (f) legal support (such as helping to prepare registration statements and proxy statements; interpreting regulations and policies; and overseeing fund activities).
The Independent Board Members noted that the Adviser would oversee the Sub-Adviser, which was expected to primarily provide the portfolio advisory services to the Fund. In addition, the Board Members recognized the Sub-Adviser’s relevant experience and expertise, as well as the Adviser’s assessment of the investment philosophy and process of the expected portfolio management team.
Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.
B. Investment Performance
The Fund was new and, therefore, did not have its own performance history. The Independent Board Members, however, were familiar with the performance records of other Nuveen funds advised by the Adviser and sub-advised by the Sub-Adviser. The Independent Board Members also recognized that the Fund would be the successor to the International Fund, LLC (the “Predecessor Fund”), a private fund that was being converted into the Fund, and that the portfolio team managing the Predecessor Fund was expected to be the portfolio management team of the Fund. In considering the experience of the portfolio management team, the Board considered that while at another investment adviser, one portfolio manager had managed the Predecessor Fund since its inception in December 2011 and a co-portfolio manager since 2014 before they joined the Sub-Adviser along with another analyst in March 2016. The Independent Board Members reviewed certain composite performance information relating to the relevant international small cap strategy (which included the Predecessor Fund) for various time periods, including returns for the one-year, three-year, and five-year/since inception periods as of December 31, 2016, and calendar year returns for 2012 through 2016.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure, the rationale for its proposed fee levels, and its expected expense ratio in absolute terms as well as compared with the fees and expense ratios of comparable funds. Accordingly, the Independent Board Members reviewed, among other things, the proposed maximum gross management fee and estimated net total expense ratio for the Fund, as well as comparative fee and expense data pertaining to the Fund’s peers in the Lipper category in which the Fund is expected to be classified. The Independent Board Members also considered that the proposed maximum gross management fee rate and estimated net total expense ratio for the Fund were each below the respective median for such Lipper category. Further, the Independent Board Members considered the Fund’s proposed sub-advisory fee rate.
In addition, the Independent Board Members considered the Fund’s fund-level and complex-wide breakpoint schedules (described in further detail below), and any applicable fee waivers and expense reimbursements expected to be provided.
Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services to be provided to the Fund.
NUVEEN      45

Annual Investment Management Agreement Approval Process (continued)
2. Comparisons with the Fees of Other Clients
At the Meeting and/or at prior meetings, the Board considered information regarding the fees that the Fund Advisers assess to the Nuveen funds compared to those of other clients, as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.
The Board recognized that the Fund would have an affiliated sub-adviser. With respect to affiliated sub-advisers, the Board has previously reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. The Board has also reviewed information regarding the different types of services expected to be provided to the Fund compared to those provided to these other clients, which typically do not require the same breadth of day-to-day services required for registered funds. Further, the Board has previously considered information regarding the differences in, among other things, the distribution systems, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members have also previously recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members have recognized that the foregoing variations result in different economics among the product structures and culminate in varying management fees among the types of clients and funds.
The Board also was aware that, since the Fund would have a sub-adviser, its management fee reflected two components, the fee that would be retained by the Adviser for its services and the fee the Adviser would pay to the Sub-Adviser. The Board noted that many of the administrative services that the Adviser was expected to provide to support the Fund may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board has noted that higher fee levels reflect higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services expected to be provided to the Fund, the Independent Board Members concluded such facts justify the different levels of fees.
3. Profitability of Fund Advisers
In conjunction with their review of fees at the Meeting and/or at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. At the Meeting and/or at prior meetings, the Independent Board Members have reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen. The Independent Board Members have also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. Additionally, the Independent Board Members noted that the sub-advisory fee for the Fund would be paid by the Adviser, however, the Board recognized that the Sub- Adviser is affiliated with Nuveen. At the Meeting and/or at prior meetings, the Independent Board Members have recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board has also reviewed the results of certain alternative methodologies. The Board has considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members have also served as point persons for the Board to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes.
At the Meeting and/or at prior meetings, the Board has also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members have recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members have noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.
Further, as the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”), the Board has reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves to have a fuller understanding of the financial condition and strength of the TIAA complex, together with Nuveen.
Based on the information provided, the Independent Board Members have noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.
With respect to the Sub-Adviser, the Independent Board Members have also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members have previously reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities.
46      NUVEEN

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts expected to be paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates are expected to receive that would be directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.
Based on their review, the Independent Board Members have determined that the Adviser’s and the Sub-Adviser’s levels of profitability are reasonable in light of the respective services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized that, in general, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds. In this regard, the Independent Board Members considered whether the Fund could be expected to benefit from any economies of scale. Although the Independent Board Members have recognized that economies of scale are difficult to measure with precision, they have noted that there are several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements, and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds.
Subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and a complex-level component. Generally, the fund-level fee component declines as the assets of a particular fund grow. Accordingly, the Independent Board Members reviewed and considered the proposed management fee for the Fund, taking into account the fund-level breakpoints. In addition, at the Meeting and/or at prior meetings, the Board has also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, generally, the complex-level fee component declines when eligible assets of the funds in the Nuveen complex combined grow. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that such arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs are spread over a larger asset base. Additionally, the Independent Board Members considered the Fund’s proposed temporary expense cap.
Further, the Board has noted that economies of scale may be shared through the Adviser’s investment in its business and, at the Meeting and/or at prior meetings, the Independent Board Members have recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. In this regard, the Independent Board Members have noted, among other things, the additions to groups who play a key role in supporting the funds including in fund administration, operations, fund governance, investment services, compliance, product management, retail distribution and technology. The Independent Board Members have also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.
Based on their review, the Independent Board Members concluded that the proposed fee structure was acceptable and reflected economies of scale to be shared with the Fund’s shareholders when assets under management increase.
E. Indirect Benefits
In evaluating fees, the Independent Board Members considered information received at the Meeting and/or at prior meetings regarding other additional benefits that a Fund Adviser or its affiliates may receive as a result of their relationship with the Fund, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members considered, among other things, any distribution fees and shareholder services fees expected to be received and retained by the Fund’s principal underwriter, an affiliate of the Adviser (including fees to be received pursuant to any 12b-1 plan).
In addition to the above, the Independent Board Members considered that the Fund’s portfolio transactions will be allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received through soft dollar arrangements. The Board has noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized that the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the Fund to the extent it enhances the ability of the Sub-Adviser to manage the Fund.
NUVEEN      47

Annual Investment Management Agreement Approval Process (continued)
Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.
F. Approval
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and the Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.
48      NUVEEN

Notes
NUVEEN      49

Notes
50      NUVEEN

Notes
NUVEEN      51

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mf
Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
MSA-WINSL-0118P445049-INV-B-03/19

Mutual Funds
Nuveen Equity Funds

Semi-Annual Report January 31, 2018

Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen International Growth Fund	NBQAX	NBQCX	NBQBX	NBQFX	NBQIX

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Table
of Contents

NUVEEN      3

Chairman’s Letter
to Shareholders
Dear Shareholders,
Financial markets ended 2017 on a high note. Concurrent growth across the world’s major economies, strong corporate profits, low inflation and accommodative central banks provided an optimal environment for rising asset prices with remarkably low volatility. Political risks, which were expected to be a wildcard in 2017, did not materialize. The Trump administration achieved one of its major policy goals with the passage of the Tax Cuts and Jobs Act, the European Union (EU) member governments elected EU-friendly leadership, Brexit negotiations moved forward and China’s 19th Party Congress concluded with no major surprises in its economic policy objectives.
Conditions have turned more volatile in 2018, but the positive fundamentals underpinning the markets’ rise over the past year remain intact. In early February, fears of rising inflation, which could prompt more aggressive action by the Federal Reserve (Fed), trigged a widespread sell-off across U.S. and global equity markets. Yet, global economies are still expanding and corporate earnings look healthy, which helped markets stabilize and partially recover the losses.
We do believe volatility will continue to feature more prominently in 2018. Interest rates have been rising and inflation pressures are mounting. Jerome Powell’s first testimony as Fed Chairman increased the likelihood of four rate hikes in 2018, up from three projected at the end of 2017, while also emphasizing the gradual pace of rate hikes established by his predecessor will continue. Investors are uncertain about how markets will react amid tighter financial conditions. After the relative calm of the past few years, it’s anticipated that price fluctuations will begin trending toward a more historically normal range. But we also note that signs foreshadowing recession are lacking at this point.
Maintaining perspective can be difficult with daily headlines focused predominantly on short-term news. Nuveen believes this can be an opportune time to check in with your financial advisor. Strong market appreciation such as that in 2017 may create an imbalance in a diversified portfolio. Your advisor can help you reexamine your investment goals and risk tolerance, and realign your portfolio’s investment mix, if appropriate. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
March 22, 2018

4      NUVEEN

Portfolio Managers’
Comments
Nuveen International Growth Fund
This Fund features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC. For the majority of the reporting period, Tracy P. Stouffer, CFA, served as portfolio manager for the Nuveen International Growth Fund.
Effective October 2, 2017, Reed D. Walters and Joseph R. O’Flaherty were added as portfolio managers to the Fund.
Effective January 1, 2018, Tracy P. Stouffer, CFA, retired from Nuveen Asset Management and Reed and Joseph assumed portfolio management responsibilities for the Fund.
Here the portfolio managers discuss key investment strategies and the Fund’s performance for the six-month reporting period ended January 31, 2018.
How did the Fund perform during the six-month reporting period ended January 31, 2018?
The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the six-month, one-year, five-year and since inception periods ended January 31, 2018. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the MSCI EAFE Index and the Lipper classification average during the six-month reporting period. A more detailed account of the Fund’s performance is provided later in this report.
What strategies were used to manage the Fund during the six-month reporting period ended January 31, 2018 and how did these strategies influence performance?
The Fund’s investment process starts with identifying nine to ten durable investment themes that capture global economic change. These themes are derived through an analysis of demographic trends, regulatory changes, government initiatives and product, process or business model innovation. For each theme, we then classify the groups of investment opportunities that we believe are best positioned to benefit from these themes. Thematic investing cuts across sector, geography and market capitalization. After the portfolio candidates are established, we evaluate growth rate, financial and management strength and the comparative advantage of each company when selecting Fund holdings. The Fund invests in foreign companies in both developed and emerging markets that are consistent with the Fund’s investment themes to create a well-diversified portfolio.
We invested the majority of the Fund’s portfolio in stocks from developed market countries during the reporting period and a moderate amount in stocks from emerging market countries, with the remaining portion in cash or cash equivalents. In terms of country impact, the Fund’s positions in China, Japan, Australia, the United Kingdom and Switzerland contributed favorably on a relative basis versus the MSCI EAFE Index. However, stock selection in France, Brazil and the Netherlands generally detracted. At the sector level, the Fund outperformed in eight of the eleven sectors, particularly among its information technology, financial, industrials, real estate investment trust (REIT) and consumer staples holdings. On the other hand, results were negative in three sectors, with only consumer discretionary and energy holdings detracting in any meaningful way. In aggregate, stock selection was positive among both developed and emerging market countries and was the main contributor to the Fund’s outperformance versus its MSCI EAFE benchmark. Country selections also aided results, as did sector weights.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
NUVEEN      5

Portfolio Managers’ Comments (continued)
Several individual portfolio holdings contributed favorably to the Fund’s performance led by Chinese information technology firm GDS Holdings Limited, which develops and operates data warehouses. Data consumption in China grew significantly in 2017 and GDS continues to benefit from the growth in data. The company’s key customers, including Alibaba, Tencent and Baidu, each grew their cloud businesses in in 2017.
The Fund also benefited from a position in Ping An Insurance (Group) Company of China Limited, the largest non-state owned Chinese financial company with a focus on the consumer. Its core business is insurance, but Ping An has built a technology platform that creates an integrated “FinTech” ecosystem for its existing 130 million customers that is reshaping the way Chinese consumers pay, borrow and invest.
Additionally, the Fund continued to see strong results from a position in Israeli information technology firm Tower Semiconductor, Limited, one of the world’s fastest growing manufacturers of analog integrated circuits used in consumer electronics, personal computers, communications, automotive, industrial and medical device products. Over the past few years, the company has made dramatic improvements in the competitiveness of its specialty analog foundry technologies and manufacturing capabilities. At the same time, Tower Semiconductor has strategically positioned itself in high growth niche markets with limited competition, where it could offer unique processes that its customers simply cannot do in house. We believe the company will continue to benefit from its reallocation of production from over-utilized manufacturing facilities to underused facilities. Tower Semiconductor stands to benefit from the increased power management content found in smartphones and automobiles, while the company is also addressing the growing market for wireline data traffic through a family of advanced customized solutions.
In addition, the Fund’s performance was positively impacted by a position in Japan-based Daifuku Company Limited. The explosive growth in on-line retailing is driving demand for logistics centers and with it warehouse automation systems. With e-commerce penetration at only 7-8% in Japan, we see a particularly interesting opportunity to invest in logistics infrastructure in that country. We believe the company will continue to benefit from the rapid buildout/automation of logistics facilities around the world. Labor shortages at delivery and packaging centers are acute in the logistics industry, which automation will help to alleviate. In addition, Daifuku’s airport solutions business continues to expand with air travel on the rise.
On the negative side, the Fund saw weak results from a position in French technology company Criteo SA, which specializes in digital performance marketing. The company enables e-commerce companies to leverage large volumes of granular data to engage and convert their customers. Criteo’s shares underperformed after Apple updated the privacy setting for its Safari browser in December 2017 to prevent advertising companies such as Criteo from collecting data on users. Because we expected the headwinds from Apple to persist, we exited this position.
Performance was also negatively impacted by the Fund’s position in cable, fiber, telecommunications, content and media firm Altice NV. The company’s shares underperformed during the reporting period after its French telecommunications business fell short of expectations. Investors were concerned about the company’s leverage, causing the stock to sell off because it was reluctant to deleverage. Although Altice has since taken actions to deleverage, we decided to sell our position toward the end of the reporting period.
In addition, the Fund saw weak results from a position in Israel-based Kornit Digital Limited, a leading direct-to-garment printing firm. The company has benefited as the apparel market transitions to short-cycle, on-demand customized garments because it offers a fully personalized garment decoration solution with ultra-fast turnaround times. Early in 2017, Kornit Digital announced it was selected to deliver a large number of its on-demand systems to Amazon in support of the company’s Merch by Amazon program. As the year progressed, Amazon ran into a permit issue related to air-quality questions in Pennsylvania, delaying the opening of its printing facility; however, the permit was ultimately approved. We believe this situation was an anomaly for Kornit Digital because the company already has an installed base of more than 1,500 printers at hundreds of customer sites and will continue to be Amazon’s printer of choice. While this situation was a short-term setback for expectations and growth, we believe it will position the company well for similar potential opportunities with other customers in other geographies going forward. Therefore, we continued to hold the Fund’s position.
In terms of regional and country changes, we increased the Fund’s exposure to China, Hong Kong, Ireland, Spain, Brazil, Argentina and Taiwan, while reducing exposure to France, Belgium, Switzerland, Germany and Indonesia. The result was an approximately 2.5% increase in the Fund’s emerging market exposure and an approximate 2% decrease in developed market exposure. In terms of sector exposure, we increased the Fund’s weightings in energy, REITs, consumer discretionary, financials and consumer staples, while decreasing weights in materials, industrials, information technology, telecommunication services and health care. We also invested in six initial public offerings (IPOs) during the reporting period from four sectors including consumer discretionary, financials, health care and REITs.
6      NUVEEN

Risk
Considerations
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, and smaller company risks, are described in detail in the Fund’s prospectus.
NUVEEN      7

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8      NUVEEN

Fund Performance
and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
Effective July 2018, subsequent to the close of the reporting period, Class C Shares will automatically convert to Class A Shares after 10 years. Conversions will occur during the month in which the 10-year anniversary of the purchase occurs. Class C Shares that have been held for longer than 10 years as of July 1, 2018 will also convert to Class A Shares in July 2018. The automatic conversion will be based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.
NUVEEN      9

Fund Performance and Expense Ratios (continued)
Nuveen International Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of January 31, 2018
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	18.35%	41.21%	11.30%	14.06%
Class A Shares at maximum Offering Price	11.55%	33.09%	9.99%	13.30%
MSCI EAFE Index	12.14%	27.60%	7.85%	10.29%
Lipper International Multi-Cap Growth Funds Classification Average	13.30%	31.90%	8.27%	10.89%
Class C Shares	17.90%	40.17%	10.47%	13.22%
Class R3 Shares	18.21%	40.86%	11.01%	13.77%
Class I Shares	18.49%	41.59%	11.57%	14.35%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	18.56%	41.72%	25.67%
Average Annual Total Returns as of December 31, 2017 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	17.54%	37.53%	10.78%	13.34%
Class A Shares at maximum Offering Price	10.78%	29.62%	9.48%	12.57%
Class C Shares	17.09%	36.50%	9.96%	12.50%
Class R3 Shares	17.39%	37.19%	10.50%	13.05%
Class I Shares	17.69%	37.85%	11.06%	13.61%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	17.71%	38.00%	21.74%
Since inception returns for Class A, C, R3 and I Shares and the comparative index and Lipper classification average, are from 4/24/09. Since inception returns for Class R6 Shares are from 6/30/16. Index and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
10      NUVEEN

Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.26%	2.00%	1.49%	0.88%	0.99%
Net Expense Ratios	1.14%	1.89%	1.39%	0.77%	0.89%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2019 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% (1.45% after July 31, 2019) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expense for the Class R6 Shares will be less than the expense limitation. The expense limitation expiring July 31, 2019 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. This expense limitation in effect thereafter may be terminated or modified only with the approval of the shareholders of the Fund.
NUVEEN      11

Holding
Summaries as of January 31, 2018
This data relates to the securities held in the Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen International Growth Fund
Fund Allocation (% of net assets)
Common Stocks	97.3%
Repurchase Agreements	3.1%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Tower Semiconductor, Limited	2.5%
GDS Holdings Limited	2.2%
Burford Capital Ltd	2.0%
Ping An Insurance (Group) Company of China Limited	2.0%
UniCredit SpA	1.8%
Portfolio Composition (% of net assets)
Semiconductors & Semiconductor Equipment	9.1%
Banks	6.0%
Internet Software & Services	5.9%
Oil, Gas & Consumable Fuels	5.8%
Machinery	5.6%
Capital Markets	4.6%
Pharmaceuticals	4.5%
Insurance	3.7%
Household Durables	3.4%
Textiles, Apparel & Luxury Goods	3.2%
Hotels, Restaurants & Leisure	3.1%
Aerospace & Defense	2.2%
IT Services	2.2%
Trading Companies & Distributors	2.2%
Real Estate Management & Development	2.1%
Health Care Equipment & Supplies	2.0%
Commercial Services & Supplies	2.0%
Food Products	1.9%
Personal Products	1.7%
Life Sciences Tools & Services	1.7%
Professional Services	1.6%
Chemicals	1.4%
Technology Hardware, Storage & Peripherals	1.3%
Equity Real Estate Investment Trust	1.3%
Other	18.8%
Repurchase Agreements	3.1%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%
Country Allocation[1] (% of net assets)
Japan	16.4%
China	15.8%
United Kingdom	12.9%
Germany	6.9%
France	6.6%
Spain	4.8%
United States	4.7%
Canada	4.3%
India	3.8%
Israel	3.7%
Brazil	3.3%
Other	17.2%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%
1	Includes 25.2% (as a percentage of net assets) in emerging markets countries.
12      NUVEEN

Expense
Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended January 31, 2018.
The beginning of the period is August 1, 2017.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen International Growth Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,183.50	$1,179.00	$1,182.10	$1,185.60	$1,184.90
Expenses Incurred During the Period	$ 6.22	$ 10.33	$ 7.59	$ 4.35	$ 4.85
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.51	$1,015.73	$1,018.25	$1,021.22	$1,020.77
Expenses Incurred During the Period	$ 5.75	$ 9.55	$ 7.02	$ 4.02	$ 4.48
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.13%, 1.88%, 1.38%, 0.79% and 0.88% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
NUVEEN      13

Nuveen International Growth Fund
Portfolio of Investments	January 31, 2018 (Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 97.3%
	COMMON STOCKS – 97.3%
	Aerospace & Defense – 2.2%
1,435,500	Bombardier Inc., Class B Shares	$4,061,415
56,003	Thales SA, (2)	6,277,574
	Total Aerospace & Defense	10,338,989
	Airlines – 1.2%
195,113	Azul S.A, (3)	5,695,349
	Banks – 6.0%
853,128	Banco Santander, (2)	6,333,827
157,278	HDFC Bank Ltd, (2)	4,948,233
396,821	Standard Chartered PLC, (2)	4,617,106
379,627	UniCredit SpA, (2), (3)	8,369,860
379,627	UniCredit SpA, (2)	1,882
817,234	Unione di Banche Italiane S.p.A, (2)	4,235,997
	Total Banks	28,506,905
	Biotechnology – 0.9%
728,893	Biotoscana Investments SA, (3)	4,301,064
	Capital Markets – 4.6%
121,956	Brookfield Asset Management, Inc.	5,106,298
554,452	Burford Capital Ltd	9,683,032
124,138	London Stock Exchange Group, (2)	6,925,036
	Total Capital Markets	21,714,366
	Chemicals – 1.4%
58,400	Shin-Etsu Chemical Company Limited, (2)	6,681,885
	Commercial Services & Supplies – 2.0%
547,821	Atento SA	5,341,255
138,664	Elis SA, (2), (3)	3,874,145
	Total Commercial Services & Supplies	9,215,400
	Construction & Engineering – 1.1%
43,250	Eiffage SA, (2)	5,243,417
	Consumer Finance – 0.3%
112,983	Qudian Inc., (3)	1,580,632
	Diversified Consumer Services – 0.9%
46,600	New Oriental Education & Technology Group, Inc.	4,291,394
14      NUVEEN

Shares	Description (1)	Value
	Diversified Telecommunication Services – 1.2%
1,271,313	SpeedCast International Limited, (2)	$ 5,592,856
	Electrical Equipment – 0.8%
24,500	Nidec Corporation, (2)	3,943,122
	Electronic Equipment, Instruments & Components – 1.1%
8,100	Keyence Corporation, (2)	4,949,969
	Equity Real Estate Investment Trust – 1.3%
557,958	Inmobiliaria Coloinal SA, (2), (3)	6,232,805
	Food Products – 1.9%
591,650	A2 Milk Co Ltd, (3)	4,011,352
255,000	Ajinomoto Co Inc., (2)	4,850,577
	Total Food Products	8,861,929
	Health Care Equipment & Supplies – 2.0%
146,600	Asahi Intecc Company Limited, (2)	5,631,927
72,900	Hoya Corporation, (2)	3,744,362
	Total Health Care Equipment & Supplies	9,376,289
	Health Care Providers & Services – 0.7%
29,222	Fresenius Medical Care AG, (2)	3,368,181
	Hotels, Restaurants & Leisure – 3.1%
35,092	China Lodging Group Limited	5,245,903
163,568	Melco PBL Entertainment, Limited	4,871,055
569,038	NH Hoteles SA, (2), (3)	4,326,576
	Total Hotels, Restaurants & Leisure	14,443,534
	Household Durables – 3.4%
3,887,508	Glenveagh Properties PLC, (3)	5,859,413
240,521	Neinor Homes S.L.U., (2), (3)	5,521,320
100,741	Sony Corporation	4,829,523
	Total Household Durables	16,210,256
	Industrial Conglomerates – 1.2%
51,528	DCC PLC, (2)	5,415,945
	Insurance – 3.7%
828,200	China Taiping Insurance Holdings Company Limited, (2)	3,565,349
788,000	Ping An Insurance (Group) Company of China Limited, (2)	9,281,052
174,659	Prudential Corporation PLC	4,726,680
	Total Insurance	17,573,081
	Internet & Direct Marketing Retail – 0.9%
88,476	CTRIP.com, (3)	4,138,907
	Internet Software & Services – 5.9%
27,727	Alibaba Group Holding Limited, ADR, (3)	5,664,349
NUVEEN      15

Nuveen International Growth Fund (continued)
Portfolio of Investments	January 31, 2018 (Unaudited)
Shares	Description (1)	Value
	Internet Software & Services (continued)
28,030	Baidu Inc., ADR, (3)	$6,921,168
214,163	Baozun Inc., (3)	8,341,649
117,600	Tencent Holdings Limited, (2)	6,948,682
	Total Internet Software & Services	27,875,848
	IT Services – 2.2%
361,811	GDS Holdings Limited, (3)	10,326,086
	Life Sciences Tools & Services – 1.7%
6,215	Eurofins Scientific, (2)	4,045,731
14,661	Lonza AG, (2)	4,073,361
	Total Life Sciences Tools & Services	8,119,092
	Machinery – 5.6%
302,000	Airtac International Group, (2)	4,791,725
68,500	Daifuku Company Limited, (2)	4,612,149
72,900	Harmonic Drive Systems Inc., (2)	5,020,478
73,584	KION Group AG, (2)	6,763,456
353,824	Kornit Digital Limited, (3)	5,289,669
	Total Machinery	26,477,477
	Media – 0.5%
217,515	Eros International PLC, (3)	2,479,671
	Metals & Mining – 0.9%
79,145	Rio Tinto PLC, Sponsored ADR	4,440,826
	Multiline Retail – 1.1%
568,735	Future Retail Limited, (2), (3)	4,981,066
	Oil, Gas & Consumable Fuels – 5.8%
156,300	Canadian Natural Resources Limited	5,335,802
240,116	Golar LNG, Limited	6,552,766
245,700	Parkland Fuel Company	5,762,963
132,580	Royal Dutch Shell PLC, Class A, (2)	4,648,076
212,840	YPF Sociedad Anonima	5,140,086
	Total Oil, Gas & Consumable Fuels	27,439,693
	Paper & Forest Products – 0.8%
2,362,000	Nine Dragons Paper Holdings Limited, (2)	3,664,582
	Personal Products – 1.7%
592,825	BWX Limited	3,606,622
81,087	Unilever NV, (2)	4,589,223
	Total Personal Products	8,195,845
	Pharmaceuticals – 4.5%
2,405,000	China Animal Healthcare Limited, (4)	199,836
2,148,000	China Medical Systems Holdings, Limited, (2)	4,597,838
16      NUVEEN

Shares	Description (1)	Value
	Pharmaceuticals (continued)
122,509	GlaxoSmithKline PLC	$4,595,313
55,119	Ipsen SA, (2)	7,718,614
69,300	Takeda Chemical Industries, (2)	4,059,162
	Total Pharmaceuticals	21,170,763
	Professional Services – 1.6%
303,900	Recruit Holdings Company Limited, (2)	7,421,491
	Real Estate Management & Development – 2.1%
743,478	Aroundtown Property Holdings PLC	5,986,076
109,792	Aroundtown Property Holdings PLC	883,985
106,800	KATITAS Co., Ltd, (3)	3,101,181
	Total Real Estate Management & Development	9,971,242
	Semiconductors & Semiconductor Equipment – 9.1%
58,169	AMS AG, (2)	5,375,114
30,449	Broadcom Limited	7,552,265
156,427	Infineon Technologies AG, (2)	4,554,557
19,673	Siltronic AG, (2), (3)	3,266,044
207,400	Sumco Corporation, (2)	5,644,661
344,612	Tower Semiconductor, Limited, (3)	11,971,821
349,553	X-FAB Silicon Foundries SE, (3)	4,296,475
	Total Semiconductors & Semiconductor Equipment	42,660,937
	Software – 1.0%
152,547	Micro Focus International, (2)	4,663,206
	Specialty Retail – 1.1%
30,500	Nitori Company Limited, (2)	4,866,399
28,436	Praxis Home Retail Ltd, (3)	127,418
	Total Specialty Retail	4,993,817
	Technology Hardware, Storage & Peripherals – 1.3%
2,700	Samsung Electronics Company Limited, (2)	6,310,786
	Textiles, Apparel & Luxury Goods – 3.2%
33,128	Adidas-Salomon AG, (2)	7,698,121
729,000	Anta Sports Products Ltd, (2)	3,497,808
7,605	Kering, (2)	3,852,282
	Total Textiles, Apparel & Luxury Goods	15,048,211
	Thrifts & Mortgage Finance – 1.1%
241,676	Indiabulls Housing Finance Ltd, (2)	5,259,578
	Tobacco – 1.2%
82,763	British American Tobacco PLC, (2)	5,656,575
	Trading Companies & Distributors – 2.2%
191,597	Ashtead Group PLC, (2)	5,727,421
NUVEEN      17

Nuveen International Growth Fund (continued)
Portfolio of Investments	January 31, 2018 (Unaudited)
Shares	Description (1)	Value
	Trading Companies & Distributors (continued)
142,900	Monotaro Company Limited, (2)	$ 4,519,729
	Total Trading Companies & Distributors	10,247,150
	Wireless Telecommunication Services – 0.8%
44,700	Softbank Corporation, (2)	3,714,030

	Total Long-Term Investments (cost $347,245,952)	458,794,247

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.1%
	REPURCHASE AGREEMENTS – 3.1%
$ 14,664	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/18, repurchase price $14,664,368, collateralized by $15,205,000 U.S. Treasury Notes, 1.875%, due 3/31/22, value $14,962,237	0.540%	2/01/18	$ 14,664,148
	Total Short-Term Investments (cost $14,664,148)			14,664,148
	Total Investments (cost $361,910,100) – 100.4%			473,458,395
	Other Assets Less Liabilities – (0.4)%			(1,742,086)
	Net Assets – 100%			$ 471,716,309
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
ADR	American Depositary Receipt
See accompanying notes to financial statements.
18      NUVEEN

Statement of
Assets and Liabilities
January 31, 2018 (Unaudited)

Assets
Long-term investments, at value (cost $347,245,952)	$458,794,247
Short-term investments, at value (cost approximates value)	14,664,148
Cash	845,125
Cash denominated in foreign currencies (cost $2,473)	2,729
Receivable for:
Dividends	211,325
Investments sold	3,279,236
Reclaims	601,467
Shares sold	1,302,028
Other assets	69,618
Total assets	479,769,923
Liabilities
Payable for:
Investments purchased	7,161,307
Shares redeemed	266,525
Accrued expenses:
Management fees	250,104
Trustees fees	29,370
12b-1 distribution and service fees	30,811
Other	315,497
Total liabilities	8,053,614
Net assets	$471,716,309
Class A Shares
Net assets	$ 56,779,334
Shares outstanding	1,099,295
Net asset value ("NAV") per share	$ 51.65
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 54.80
Class C Shares
Net assets	$ 23,276,071
Shares outstanding	473,131
NAV and offering price per share	$ 49.20
Class R3 Shares
Net assets	$ 1,140,124
Shares outstanding	22,346
NAV and offering price per share	$ 51.02
Class R6 Shares
Net assets	$ 31,595,503
Shares outstanding	605,759
NAV and offering price per share	$ 52.16
Class I Shares
Net assets	$358,925,277
Shares outstanding	6,893,048
NAV and offering price per share	$ 52.07
Net assets consist of:
Capital paid-in	$368,594,054
Undistributed (Over-distribution of) net investment income	(7,050)
Accumulated net realized gain (loss)	(8,440,696)
Net unrealized appreciation (depreciation)	111,570,001
Net assets	$471,716,309
Authorized shares - per class	Unlimited
Par value per share	$ 0.01
See accompanying notes to financial statements.
NUVEEN      19

Statement of
Operations
Six Months Ended January 31, 2018 (Unaudited)

Investment Income
Dividends	$ 2,250,690
Foreign tax withheld on dividend income	(133,894)
Total investment Income	$ 2,116,796
Expenses
Management fees	1,464,327
12b-1 service fees - Class A Shares	67,689
12b-1 distibution and service fees - Class C Shares	96,549
12b-1 distibution and service fees - Class R3 Shares	2,821
Shareholder servicing agent fees	206,766
Custodian fees	102,379
Trustees fees	6,767
Professional fees	35,888
Shareholder reporting expenses	61,953
Federal and state registration fees	41,890
Other	9,113
Total expenses before fee waiver/expense reimbursement	2,096,142
Fee waiver/expense reimbursement	(142,881)
Net expenses	1,953,261
Net investment income (loss)	163,535
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	14,477,357
Change in net unrealized appreciation (depreciation) of investments and foreign currency	55,703,370
Net realized and unrealized gain (loss)	70,180,727
Net increase (decrease) in net assets from operations	$70,344,262
See accompanying notes to financial statements.
20      NUVEEN

Statement of
Changes in Net Assets
(Unaudited)

	Six Months Ended 1/31/18	Year Ended 7/31/17
Operations
Net investment income (loss)	$ 163,535	$ 1,652,973
Net realized gain (loss) from investments and foreign currency	14,477,357	27,295,421
Change in net unrealized appreciation (depreciation) of investments and foreign currency	55,703,370	19,261,382
Net increase (decrease) in net assets from operations	70,344,262	48,209,776
Distributions to Shareholders
From net investment income:
Class A Shares	(46,795)	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	(90,816)	—
Class I Shares	(992,133)	—
Decrease in net assets from distributions to shareholders	(1,129,744)	—
Fund Share Transactions
Proceeds from sale of shares	85,356,796	111,527,049
Proceeds from shares issued to shareholders due to reinvestment of distributions	940,098	—
	86,296,894	111,527,049
Cost of shares redeemed	(51,020,073)	(206,891,005)
Net increase (decrease) in net assets from Fund share transactions	35,276,821	(95,363,956)
Net increase (decrease) in net assets	104,491,339	(47,154,180)
Net assets at the beginning of period	367,224,970	414,379,150
Net assets at the end of period	$471,716,309	$ 367,224,970
Undistributed (Over-distribution of) net investment income at the end of period	$ (7,050)	$ 959,159
See accompanying notes to financial statements.
NUVEEN      21

Financial
Highlights (Unaudited)
International Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (04/09)
2018(e)	$43.68	$(0.02)	$ 8.03	$ 8.01	$(0.04)	$ —	$(0.04)	$51.65
2017	37.61	0.06	6.01	6.07	—	—	—	43.68
2016	41.73	0.06	(3.77)	(3.71)	(0.41)	—	(0.41)	37.61
2015	39.42	0.02	2.45	2.47	—	(0.16)	(0.16)	41.73
2014	34.98	0.03	5.27	5.30	(0.14)	(0.72)	(0.86)	39.42
2013	26.34	0.10	8.62	8.72	(0.08)	—	(0.08)	34.98
Class C (04/09)
2018(e)	41.72	(0.19)	7.67	7.48	—	—	—	49.20
2017	36.20	(0.16)	5.68	5.52	—	—	—	41.72
2016	40.16	(0.24)	(3.61)	(3.85)	(0.11)	—	(0.11)	36.20
2015	38.22	(0.24)	2.34	2.10	—	(0.16)	(0.16)	40.16
2014	34.07	(0.21)	5.08	4.87	—	(0.72)	(0.72)	38.22
2013	25.78	(0.18)	8.47	8.29	—	—	—	34.07
Class R3 (04/09)
2018(e)	43.16	(0.07)	7.93	7.86	—	—	—	51.02
2017	37.26	0.06	5.84	5.90	—	—	—	43.16
2016	41.33	(0.01)	(3.75)	(3.76)	(0.31)	—	(0.31)	37.26
2015	39.14	(0.06)	2.41	2.35	—	(0.16)	(0.16)	41.33
2014	34.77	(0.34)	5.48	5.14	(0.05)	(0.72)	(0.77)	39.14
2013	26.19	(0.06)	8.65	8.59	(0.01)	—	(0.01)	34.77
Class R6 (06/16)
2018(e)	44.13	0.07	8.10	8.17	(0.14)	—	(0.14)	52.16
2017	37.86	0.27	6.00	6.27	—	—	—	44.13
2016(f)	36.37	(0.01)	1.50	1.49	—	—	—	37.86
Class I (04/09)
2018(e)	44.08	0.04	8.11	8.15	(0.16)	—	(0.16)	52.07
2017	37.86	0.23	5.99	6.22	—	—	—	44.08
2016	42.00	0.14	(3.77)	(3.63)	(0.51)	—	(0.51)	37.86
2015	39.66	0.13	2.45	2.58	(0.08)	(0.16)	(0.24)	42.00
2014	35.18	0.07	5.36	5.43	(0.23)	(0.72)	(0.95)	39.66
2013	26.49	0.09	8.75	8.84	(0.15)	—	(0.15)	35.18
22      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

18.35%	$ 56,779	1.20%*	(0.15)%*	1.13%*	(0.08)%*	38%
16.11	51,018	1.26	0.03	1.14	0.16	318
(8.91)	102,083	1.31	0.06	1.21	0.16	351
6.23	86,862	1.38	(0.09)	1.24	0.05	414
15.21	69,253	1.52	(0.04)	1.42	0.07	326
33.17	7,056	1.93	(0.20)	1.42	0.31	358

17.90	23,276	1.95*	(0.92)*	1.88*	(0.85)*	38
15.28	17,131	2.00	(0.56)	1.89	(0.45)	318
(9.60)	20,065	2.06	(0.76)	1.96	(0.66)	351
5.46	21,287	2.12	(0.77)	1.99	(0.63)	414
14.33	9,723	2.28	(0.65)	2.17	(0.54)	326
32.20	144	2.70	(1.14)	2.17	(0.61)	358

18.21	1,140	1.45*	(0.39)*	1.38*	(0.32)*	38
15.83	1,119	1.49	0.05	1.39	0.15	318
(9.14)	991	1.57	(0.14)	1.46	(0.03)	351
5.97	226	1.62	(0.28)	1.49	(0.15)	414
14.85	181	1.79	(0.97)	1.67	(0.85)	326
32.83	624	2.22	(0.77)	1.67	(0.21)	358

18.56	31,596	0.86*	0.21*	0.79*	0.28*	38
16.56	30,400	0.88	0.60	0.77	0.71	318
4.10	32,015	0.89*	(0.56)*	0.76*	(0.43)*	351

18.49	358,925	0.95*	0.08*	0.88*	0.15*	38
16.43	267,558	0.99	0.49	0.89	0.60	318
(8.69)	259,225	1.06	0.28	0.96	0.38	351
6.50	282,197	1.13	0.18	0.99	0.32	414
15.48	115,789	1.27	0.08	1.17	0.19	326
33.48	26,975	1.72	(0.26)	1.17	0.29	358
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended January 31, 2018.
(f)	For the period June 30, 2016 (commencement of operations) through July 31, 2016.
*	Annualized.
See accompanying notes to financial statements.
NUVEEN      23

Notes to
Financial Statements (Unaudited)
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen International Growth Fund (the “Fund”), a diversified fund, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.
The end of the reporting period for the Fund is January 31, 2018, and the period covered by these Notes to Financial Statements is the six months ended January 31, 2018 (the "current fiscal period”).
Investment Adviser
The Fund's investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund's portfolio, manages the Fund's business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.
Investment Objectives
The Fund’s investment objective is to seek long-term capital appreciation.
The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
24      NUVEEN

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Fund's Board of Trustees ("the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.
The Fund's investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 - Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
NUVEEN      25

Notes to Financial Statements (Unaudited) (continued)
Level 1  –   Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –   Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3  –   Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to- ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from an independent pricing service ("pricing service"). As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund's NAV is determined, or if under the Fund's procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:
	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$182,119,463	$ 27,474,948**	$199,836***	$458,794,247
Short-Term Investments:
Repurchase Agreements	—	14,664,148	—	14,664,148
Total	$182,119,463	$291,139,096	$199,836	$473,458,395

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
***	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.
The table below presents the transfers in and out of the three valuation levels for the Fund as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned
26      NUVEEN

level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.
	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Common Stocks	$ —	$9,265,181	$(9,265,181)	$ —	$ —	$ —
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund's pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.
The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Foreign Currency Transactions
To the extent that the Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.
As of the end of the reporting period, the Fund's investments in non-U.S. securities were as follows:
NUVEEN      27

Notes to Financial Statements (Unaudited) (continued)
Santa Barbara International Dividend Growth	Value	% of Net Assets
Country:
Japan	$ 77,590,645	16.4%
China	74,600,653	15.8
United Kingdom	61,040,363	12.9
Germany	32,520,420	6.9
France	31,011,763	6.6
Spain	22,414,528	4.8
Canada	20,266,478	4.3
India	17,795,966	3.8
Israel	17,261,490	3.7
Brazil	15,337,668	3.3
Other	81,402,008	17.2
Total non-U.S. securities	$451,241,982	95.7%
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.
The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$14,664,148	$(14,664,148)	$ —
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.
Investments in Derivatives
The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit
28      NUVEEN

risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4.  Fund Shares
The Fund has an effective registration statement on file with the Securities and Exchange Commission (SEC) to issue Class T Shares, which were not yet available for public offering at the time this report was issued.
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 1/31/18		Year Ended 7/31/17(1)
	Shares	Amount	Shares	Amount
Shares sold:
Class A	199,778	$ 9,545,938	250,917	$ 9,462,828
Class C	106,935	4,836,161	63,767	2,428,733
Class R3	2,367	107,949	6,897	257,816
Class R6	8,462	412,984	413	16,784
Class I	1,475,995	70,453,764	2,635,521	99,360,888
Shares issued to shareholders due to reinvestment of distributions:
Class A	935	45,147	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class R6	1,863	90,817	—	—
Class I	16,515	804,134	—	—
	1,812,850	86,296,894	2,957,515	111,527,049
Shares redeemed:
Class A	(269,362)	(12,787,714)	(1,797,037)	(65,723,795)
Class C	(44,386)	(1,944,345)	(207,530)	(7,438,061)
Class R3	(5,939)	(276,298)	(7,575)	(298,340)
Class R6	(93,433)	(4,334,421)	(157,210)	(6,334,948)
Class I	(669,836)	(31,677,295)	(3,412,731)	(127,095,861)
	(1,082,956)	(51,020,073)	(5,582,083)	(206,891,005)
Net increase (decrease)	729,894	$ 35,276,821	(2,624,568)	$ (95,363,956)

(1)	Class R6 Shares were established on June 30, 2016.
5.  Investment Transactions
Long-term purchases and sales during the current fiscal period aggregated $180,646,910 and $148,932,273, respectively.
6.  Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.
NUVEEN      29

Notes to Financial Statements (Unaudited) (continued)
The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of January 31, 2018.

Tax cost of investments	$362,448,595
Gross unrealized:
Appreciation	$117,073,252
Depreciation	(6,063,452)
Net unrealized appreciation (depreciation) of investments	$111,009,800
Permanent differences, primarily due to foreign currency transactions and investments in passive foreign investment companies, resulted in reclassifications among the Fund's components of net assets as of July 31, 2017, the Fund's last tax year end, as follows:

Capital paid-in	$ 2
Undistributed (Over-distribution of) net investment income	522,305
Accumulated net realized gain (loss)	(522,307)
The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2017, the Fund's last tax year end, were as follows:

Undistributed net ordinary income	$1,131,958
Undistributed net long-term capital gains	—
The tax character of distributions paid during the Fund's last tax year ended July 31, 2017, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[1]	$ —
Distributions from net long-term capital gains	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of July 31, 2017, the Fund's last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward - not subject to expiration	$22,530,453
During the Fund's last tax year ended July 31, 2017, the Fund utilized $25,624,939 of its capital loss carryforward.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, is calculated according to the following schedule:
30      NUVEEN

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For the next $3 billion	0.4750
For the next $2.5 billion	0.4500
For the next $2.5 billion	0.4375
For net assets over $10 billion	0.4250
The annual complex-level fee, payable monthly, is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
* The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end Funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2018, the complex-level fee rate for the Fund was 0.1763%.
The Adviser has agreed to waive fees and/or reimburse expenses through July 31, 2019 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% (1.45% after July 31, 2019) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expenses for the Class R6 Shares will be less than the expense limitation. The temporary expense limitation may be terminated or modified prior to July 31, 2019 only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.
Other Transactions with Affiliates
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected	$121,987
Paid to financial intermediaries	107,537
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$38,432
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

NUVEEN      31

Notes to Financial Statements (Unaudited) (continued)
12b-1 fees retained	$14,673
The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

CDSC retained	$347
8.  Borrowing Arrangements
Committed Line of Credit
The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including the Fund covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Fund did not utilize this facility.
9.  Subsequent Events
Effective July 2018, Class C Shares will automatically convert to Class A Shares after 10 years. Conversions will occur during the month in which the 10-year anniversary of the purchase occurs. Class C Shares that have been held for longer than 10 years as of July 1, 2018 will also convert to Class A Shares in July 2018. The automatic conversion will be based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.
32      NUVEEN

Additional
Fund Information
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 8530
Boston, MA 02266-8530
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
NUVEEN      33

Glossary of Terms
Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Lipper International Multi-Cap Growth Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper International Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Assets Value (NAV) per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
34      NUVEEN

Notes
NUVEEN      35

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mf
Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
MSA-IGF-0118P445044-INV-B-03/19

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By	(Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher Vice President and Secretary

Date: April 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: April 5, 2018

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: April 5, 2018